As filed with the Securities and Exchange Commission on February 5, 2004
                                                   Securities Act File No. 333-
                                       Investment Company Act File No. 811-6674

================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM N-2
                        (Check appropriate box or boxes)


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

                       Pre-Effective Amendment No. __                   [ ]
                       Post-Effective Amendment No. __                  [ ]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
                               Amendment No. 9                          |X|
                             -----------------

                          THE GREATER CHINA FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


                               51 West 52nd Street
                            New York, New York 10019
                    (Address of Principal Executive Offices)

                                 (212) 882-5000
              (Registrant's Telephone Number, including Area Code)
                                -----------------
                                Paul H. Schubert
                               51 West 52nd Street
                            New York, New York 10019
                     (Name and Address of Agent for Service)
                                -----------------
                                 with copies to:

      John Donovan                                    Thomas A. Hale
     White & Case LLP                   Skadden, Arps, Slate, Meagher & Flom LLP
1155 Avenue of the Americas                      333 West Wacker Drive
New York, New York 10036                        Chicago, Illinois 60606
     (212) 819-8200                                 (312) 407-0700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
It is proposed that this filing will become effective (check appropriate box)
         [ ] when declared effective pursuant to section 8(c)
If appropriate, check the following box:
         [ ] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is -___.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
========================== ================== ======================= ======================== ====================
                                                Proposed Maximum         Proposed Maximum
   Title of Securities          Amount               Offering                Aggregate             Amount of
    Being Registered       Being Registered      Price Per Unit (1)      Offering Price (1)    Registration Fee (2)
-------------------------- ------------------ ----------------------- ------------------------ -------------------
Common Stock               4,197,685 shares           $15.95                $66,953,044            $8,482.95
-------------------------- ------------------ ----------------------- ------------------------ -------------------
Rights to Purchase                (3)                  None                    None                   None
Common Stock
========================== ================== ======================= ======================== ====================

(1)  Estimated solely for purposes of calculating the registration fee.
(2) Calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the average of the high and low prices reported on the New York Stock Exchange on February 2, 2004.
(3) No separate consideration will be received by the Registrant for the Rights.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

                          THE GREATER CHINA FUND, INC.

                              CROSS REFERENCE SHEET
        BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS
                             PURSUANT TO RULE 495(A)

Item
No.                                Caption                                      Location in Prospectus
-------------- ------------------------------------------------- -----------------------------------------------------
PART A
1.             Outside Front Cover.............................. Outside Front Cover
2.             Cover Page and Other Offering Information........ Inside Front and Outside Back Cover Page
3.             Fee Table and Synopsis........................... Expense Information
4.             Financial Highlights............................. Financial Highlights
5.             Plan of Distribution............................. The Offer; Distribution Arrangements
6.             Selling Shareholders............................. Not Applicable
7.             Use of Proceeds.................................. Use of Proceeds
8.             General Description of the Registrant............ Cover Page of Prospectus; The Fund; Net Asset Value
                                                                 and Market Price Information; Investment Objective
                                                                 and Policies; Special Considerations and Risk
                                                                 Factors; Description of Common Stock
9.             Management....................................... Management of the Fund; Enforceability of Civil
                                                                 Liabilities; Custodian, Transfer Agent, Dividend
                                                                 Paying Agent and Registrar
10.            Capital Stock, Long-Term Debt, and Other
                   Securities................................... Description of Common Stock; Dividends and
                                                                 Distributions; Dividend Reinvestment Plan; Taxation
11.            Defaults and Arrears on Senior Securities........ Not Applicable
12.            Legal Proceedings................................ Not Applicable
13.            Table of Contents of the Statement of
                   Additional Information....................... Table of Contents of the Statement of Additional
                                                                 Information

PART B
14.            Cover Page....................................... Cover Page
15.            Table of Contents................................ Cover Page
16.            General Information and History.................. General Information and History
17.            Investment Objective and Policies................ Investment Objective and Policies; Investment
                                                                 Restrictions; Brokerage Allocation and Other
                                                                 Practices
18.            Management....................................... Management of the Fund
19             Control Persons and Principal Holders of
                   Securities................................... Control Persons and Principal Holders of Securities
20.            Investment Advisory and Other Services........... Investment Advisory and Other Services
21.            Brokerage Allocation and Other Practices......... Brokerage Allocation and Other Practices
22.            Tax Status....................................... Taxation
23.            Financial Statements............................. Financial Statements


PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                  SUBJECT TO COMPLETION DATED FEBRUARY 5, 2004

Prospectus
                          The Greater China Fund, Inc.
                       [__________] Shares of Common Stock
                            Issuable Upon Exercise of
                [__________] Rights to Subscribe for Those Shares


     We are issuing to our shareholders of record as of the close of business on [____], 2004, transferable rights entitling the holders of these rights to subscribe for an aggregate of [_____] shares of our common stock, par value $0.001 per share. Shareholders of record will receive one right for each share of common stock held on the record date. Shareholders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares represented by any unexercised rights. The rights are transferable, and we will apply to list the rights for trading on the New York Stock Exchange (the "NYSE") under the symbol "[ ]" during the course of this offer. See "The Offer" for a complete discussion of the terms of this offer. THE SUBSCRIPTION PRICE PER SHARE WILL BE [__]% OF THE LOWER OF (I) THE AVERAGE OF THE LAST REPORTED SALE PRICES OF A SHARE OF OUR COMMON STOCK ON THE NYSE ON THE DATE ON WHICH THE OFFER EXPIRES (THE EXPIRATION DATE) AND THE FOUR PRECEDING BUSINESS DAYS AND (II) THE NET ASSET VALUE PER SHARE OF OUR COMMON STOCK AS OF THE CLOSE OF BUSINESS ON THE EXPIRATION DATE.

     As of the date of this preliminary prospectus, our Board of Directors had not yet considered or approved the offer. We announced this offer [before the opening of trading] on the NYSE on [_______], 2004. Shares of our common stock trade on the NYSE under the symbol "GCH." The net asset values per share of our common stock at the close of business on [______], 2004 (the last trading date prior to our announcement), and on [_______], 2004, were $[____] and $[_____], respectively, and the last reported sale prices of a share of our common stock on the NYSE on those dates were $[_____] and $[_____], respectively.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [_______], 2004, UNLESS EXTENDED AS DESCRIBED HEREIN.

     We are a non-diversified, closed-end management investment company. We seek long-term capital appreciation through investment of substantially all our assets in listed equity securities of companies that derive or are expected to derive a significant proportion (at least 50%) of their revenues from goods produced or sold or investments made or services performed in The People's Republic of China. We refer to such companies as "China companies." Under normal market conditions, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as Korea, Singapore or Taiwan, in unlisted equity securities of China companies and in debt securities of China companies. We cannot assure you that our investment objective will be realized. See "Investment Objective and Policies" in this prospectus and "Investment Objective and Policies" and "Investment Restrictions" in the Statement of Additional Information referred to below.

     INVESTING IN US INVOLVES SPECIAL CONSIDERATIONS THAT ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN U.S. ISSUERS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 23 OF THIS PROSPECTUS.

     Upon completion of the offer, shareholders who do not fully exercise their rights will own a smaller proportional interest in us than they owned prior to the offer. In addition, because the subscription price per share will be less than the net asset value per share, the offer will result in an immediate dilution of net asset value per share for all shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date or what the subscription price will be. Any such dilution will disproportionately affect nonexercising shareholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. See "Risk Factors and Special Considerations--Dilution and Effect of Non-Participation in the Offer." Except as described herein, a rights holders will have no right to rescind their subscriptions after receipt of their payment for shares by the subscription agent.

     This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing and should be retained for future reference. You may obtain additional information about us from our reports filed with the Securities and Exchange Commission. Where indicated, we have incorporated into this prospectus information from the Statement of Additional Information ("SAI") dated [__________], 2004. You can find the table of contents for the SAI on page 37 of this prospectus. You may obtain a copy of the SAI or our reports filed with the SEC by contacting the information agent. In addition, the SAI and other reports filed with the SEC, including material incorporated by reference into this prospectus or the SAI, are available at the SEC's website at http://www.sec.gov.

     For information regarding the offer, please contact the information agent at (800) [_____].

                                               (continued on the following page)

          NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
              SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF
              THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS
                    TRUTHFUL OR COMPLETE. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================== ============================ ========================== =========================
                                            Estimated                                        Estimated Net Proceeds
                                      Subscription Price (1)     Estimated Sales Load (2)         to Us (3)(4)
---------------------------------- ---------------------------- -------------------------- -------------------------
Per Share........................           $[_____]                   $[_____]                    $[_____]
---------------------------------- ---------------------------- -------------------------- -------------------------
Total Maximum (5)...............            $[_____]                   $[_____]                    $[_____]
================================== ============================ ========================== ==========================
                                                                                          (Footnotes on the following
                                                                                                      page)

                               UBS Investment Bank
                 The date of this prospectus is [_______], 2004

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(Continued from the previous page)

     Our investment manager is Baring Asset Management (Asia) Limited, an indirect wholly-owned subsidiary of Baring Asset Management Limited. Our administrator is UBS Global Asset Management (US) Inc., which is an affiliate of the dealer manager, UBS Securities LLC. The investment manager, as well as the administrator, will benefit from the offer because their fees are based on our average net assets. Our address is 51 West 52nd Street, New York, New York 10019-6114, and our telephone number is (212) 882-5000.


                            ------------------------

(Footnotes from the previous page)
(1) Estimated on the basis of [__]% of the [market price] [net asset value] per share on [_____], 2004. See "The Offer-Subscription Price."
(2) In connection with the offer, the dealer manager will receive a fee for its financial services equal to [___]% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. We have also agreed to reimburse the dealer manager up to $[_____] for its reasonable expenses incurred in connection with the offer. We have agreed to indemnify the dealer manager against certain liabilities under the Securities Act of 1933, as amended.
(3) Before deduction of offering expenses we incur, estimated at $[_____], including an aggregate of up to $[______] to be paid to the dealer manager as partial reimbursement for its expenses.
(4) Funds received by check prior to the final due date of the offer will be deposited into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of shares.
(5)  Assumes all rights are exercised at the estimated subscription price.

                            ------------------------

     Unless otherwise specified, all references in this prospectus to "U.S. dollars," "dollars," "US$" or "$" are to United States dollars; all references to "RMB" or "Renminbi" are to renminbi, the legal tender currency of The People's Republic of China ("PRC" or "China"); and all references to "HK$" are to Hong Kong dollars, the legal tender currency of Hong Kong. On February 2, 2004, the noon buying rates in New York City for cable transfers certified for customs purposes by the Federal Reserve Bank of New York were RMB 8.2770 per U.S. dollar and HK$7.7767 per U.S. dollar. See "Risk Factors and Special Considerations--Currency Fluctuations" for additional information on the historical rate of exchange between the dollar and the RMB.

     Unless otherwise indicated, U.S. dollar equivalent information in RMB for a period is based on the foreign exchange adjustment center rate on the last day in the period, U.S. dollar information for RMB as of a specified date is based on the official exchange rate for that date, U.S. dollar equivalent information in HK$ for a period is based on the average of the daily exchange rates for such period and U.S. dollar information for HK$ as of a specified date is based on the exchange rate for such date. We make no representation that the RMB, HK$, or US$ in this prospectus could be converted into any other currency, at any particular rate or at all.

                               Prospectus summary

     This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire prospectus carefully, including the risk factors discussed in "Risk Factors and Special Considerations" beginning on page 23 of this prospectus and the SAI.


The Offer

Purpose of the Offer

     Our Board of Directors has not yet considered or approved the offer. We will only make the offer if our Board of Directors determines that the offer would be in our best interest and in the best interest of our shareholders. In reaching any such decision to make the offer, the Board of Directors will consider, among other matters, advice by the investment manager that new funds would permit us to take advantage of available and emerging investment opportunities in China companies without having to sell portfolio securities that the investment manager believes should be held. In the view of our investment manager, the outlook for new investment opportunities in China companies is promising and additional assets would also permit us to make portfolio rebalancing adjustments without the expense of selling securities in our present portfolio. The offer seeks to provide an exclusive opportunity to existing shareholders to purchase shares at a discount to both the market price and net asset value (subject to the sales load described in this prospectus). The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur. Our Board of Directors will also take into account that a well-subscribed rights offering would marginally reduce our expense ratio (since our fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase trading liquidity of our shares on the NYSE.

     We cannot assure you that this offer will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered or that liquidity of our shares trading on the NYSE will increase. See "The Offer--Purpose of the Offer."


Terms of the Offer

     We are issuing to our shareholders of record as of the close of business on [_____], 2004, the record date for the offer, one transferable right for each share of common stock owned on the record date. Each shareholder on the record date and each other holder of the rights is entitled to subscribe for one share of common stock for every [three] rights held (1 for [3]). We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may be exercised only in multiples of [three]. We refer to a rights holder's right to acquire during the subscription period at the subscription price one additional share for every [three] rights held as the "primary subscription."

     The rights are transferable and application will be made to list them for trading on the NYSE under the symbol "[_____]".

     Rights holders may exercise rights at any time during the subscription period, which commences on [______], 2004 and ends at 5:00 p.m., New York City time, on [_____], 2004 (the expiration date), unless we extend that deadline to 5:00 p.m., New York City time, on a date no later than [_____], 2004. See "The Offer--Expiration of the Offer."

     Rights holders who are shareholders on the record date and who fully exercise the rights they obtained in the primary subscription will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price. Any shares made available pursuant to the over-subscription privilege are subject to allotment. See "The Offer--Over-Subscription Privilege."

Over-Subscription Privilege

     Shareholders who exercise all the rights issued to them (other than those rights that cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares represented by any unexercised rights issued in the primary subscription. This is known as the "over-subscription privilege." Investors who are not shareholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those shareholders who over-subscribe based on the number of shares they owned on the record date for the offer. See "The Offer--Over-Subscription Privilege."

Subscription Price

     The subscription price for the shares we will issue pursuant to the exercise of rights in the primary subscription and the over-subscription privilege will be [__]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date (the date on which the offer expires) and the four preceding business days and
(ii) the net asset value per share of our common stock as of the close of business on the expiration date. Since the subscription price will be determined on the expiration date, rights holders who decide to acquire shares in the primary subscription or under the over-subscription privilege will not know when they make that decision the purchase price of those shares. See "The Offer--Subscription Price."

Transferability and Sale of Rights

     The rights are transferable until the close of business on the last business day prior to the expiration date, which is [______], 2004. We may, however, extend the expiration of the offer until 5:00 p.m., New York City time, on a date no later than [_____], 2004. We will apply to list the rights on the NYSE under the symbol "[__]," subject to notice of issuance. Trading in the rights on the NYSE is expected to be conducted on a when-issued basis beginning on [_____], 2004, until the record date; thereafter, the rights will trade regular way until the expiration date (including any extensions). We will use our best efforts to ensure that an adequate trading market for the rights will exist, although we cannot assure you that a market for the rights will develop. Assuming a market does exist for the rights, the rights may be purchased and sold through usual brokerage channels or sold through the subscription agent.

     Shareholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this offer may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before 5:00 p.m., New York City time, on the expiration date (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, two business days prior to the extended expiration date). The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. See "The Offer--Transferability and Sale of Rights."

How to Subscribe

     Rights may be exercised by either:

          o sending a completed subscription certificate together with payment of the estimated subscription price of $[____] per share ([__]% of the [net asset value] per share on [_____], 2004) for the shares acquired in the primary subscription and for any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent prior to 5:00 p.m., New York City time, on the expiration date, or

          o having a bank, trust company or NYSE member deliver a notice of guaranteed delivery to the subscription agent prior to 5:00 p.m., New York City time, on the expiration date guaranteeing delivery of (i) payment of the estimated subscription price of $[____] per share for the shares subscribed for in the primary subscription and for any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a completed subscription certificate.

     For additional information on exercising your rights, see "The Offer--Method of Exercise of Rights and--Payment for Shares."

How to Obtain Subscription Information

     You may obtain subscription information by contacting your bank, broker or nominee or the information agent, [______________], toll-free at (800) [_______].

Subscription Agent

     The subscription agent is PFPC Inc. See "The Offer--Subscription Agent."

Foreign Restrictions

     Subscription certificates will not be mailed to shareholders whose addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The subscription agent will hold the rights to which those subscription certificates relate for such shareholders' accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [_____], 2004, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these shareholders to the dealer manager, which will either purchase the rights or use its best efforts to sell the rights. The net proceeds, if any, from sale of those rights by or to the dealer manager will be remitted to these shareholders.

Important Terms of, and Dates Relating to, the Offer

     The following are a few of the important terms of the offer, including key dates. For a detailed discussion of the terms of this offer, see "The Offer."

Total number of shares of common stock
   available for subscription ...........................................          [_____]
Number of transferable rights you will receive for each
   outstanding share of common stock you own on the record date..........          one right for every one share
Number of shares of common stock you may purchase
                                                                                   one share for every [three] rights

   with your rights at the subscription price per share..................          (1)(2)
Subscription price.......................................................          [__]%  of  the  lower  of  (i)  the
                                                                                   average of the last  reported  sale
                                                                                   prices  of a  share  of our  common
                                                                                   stock    on   the   NYSE   on   the
                                                                                   expiration   date   and  the   four
                                                                                   preceding  business  days  and (ii)
                                                                                   the net  asset  value  per share of
                                                                                   our  common  stock as of the  close
                                                                                   of business on the expiration date
Record date..............................................................          [_______], 2004
Subscription period......................................................          [_____], 2004-[_____], 2004 (3)
Expiration date .........................................................          [_______], 2004 (3)
Payment for shares or notice of guaranteed delivery due (4)..............          [_______], 2004 (3)
Payment for guarantees of delivery due...................................          [_______], 2004 (3)
Confirmation to participants.............................................          [_______], 2004 (3)
Final payment for shares due.............................................          [_______], 2004 (3)
--------------------------

(1) Fractional shares of our common stock will not be issued upon the exercise of rights; accordingly, rights may be exercised only in multiples of [three].
(2) Holders of our common stock on the record date will be able to acquire additional shares pursuant to an over-subscription privilege in certain circumstances.
(3)  Unless the offer is extended to a date not later than [______], 2004.
(4) A rights holder exercising rights must deliver to the subscription agent by the expiration date either (i) a subscription certificate with payment for the shares subscribed or (ii) a notice of guaranteed delivery.

Distribution Arrangements

     UBS Securities LLC will act as dealer manager for the offer. Under the terms and subject to the conditions contained in a dealer manager agreement, the dealer manager will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege by record date shareholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for financial advisory, marketing and soliciting services equal to [__]% of the subscription price per share for shares issued pursuant to the exercise of rights and the over-subscription privilege. The dealer manager will reallow a portion of its fees to other broker-dealers that have assisted in soliciting the exercise of rights. In addition, we have agreed to reimburse the dealer manager up to $[_____] for its reasonable expenses incurred in connection with the offer. See "Distribution Arrangements."

Use of Proceeds

     If [________] shares are sold at an assumed subscription price of $[____] per share, net proceeds of the offer are estimated to be approximately $[________], after deducting our estimated offering expenses of $[____], including the fees and expenses of [____], the dealer manager, and other offering expenses estimated to be [____].

     The investment manager has advised us that it anticipates that the net proceeds will be invested in accordance with our investment objective and policies set forth under "Investment Objective and Policies" below within three months of the date of this prospectus (but in no event later than six months from the date of this prospectus), depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be invested in high quality short-term debt instruments.

Information Regarding Us

Our Investment Objectives and Policies

     We are a non-diversified, closed-end management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended. We seek long-term capital appreciation through investment of substantially all our assets in listed equity securities of China companies, companies that derive or are expected to derive a significant proportion (at least 50%) of their revenues from goods produced or sold or investments made or services performed in China. Under normal market conditions, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as Korea, Singapore or Taiwan, in unlisted equity securities of China companies and in debt securities of China companies. For more information on our investment objective, investment policies and restrictions and for information relating to the markets in which the Fund invests, see "Investment Objective and Policies" in this prospectus and "Investment Objective and Policies," "Investment Restrictions" and "Certain Information Concerning China, Hong Kong and Taiwan" in the SAI.

The Investment Manager

     Baring Asset Management (Asia) Limited serves as our investment manager. The investment manager is a Hong Kong corporation that was incorporated in 1985 to advise institutional clients with respect to investments in Asia. It is an indirect wholly-owned subsidiary of Baring Asset Management Limited, a leading international investment manager, which, through its subsidiaries, had approximately $35.2 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2003. Baring Asset Management Limited, through its subsidiaries, had approximately $3.4 billion invested in Asian securities markets (excluding Japan) as of December 31, 2003. See "Management of the Fund--Investment Manager" in this prospectus and "Investment Advisory and Other Services--Investment Manager" in the SAI.

Compensation of the Investment Manager

     We pay the investment manager a monthly fee at the annual rate of 1.25% of our average weekly net assets. The fees payable to the investment manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. The investment manager will benefit from the offer because its fees are based on our average net assets. See "Management of the Fund--Investment Manager" in this prospectus and "Investment Advisory and Other Services--Investment Manager" in the SAI.

The Administrator

     Our administrator is UBS Global Asset Management (US) Inc. The administrator is an affiliate of UBS Securities LLC, the dealer manager of this offer. We pay the administrator a monthly fee at an annual rate of 0.22% of our average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000. The administrator will benefit from the offer because its fees are based on our average net assets. See "Management of the Fund--Administrator" in this prospectus and "Investment Advisory and Other Services--Administrator" in the SAI.

Custodian, Transfer Agent, Dividend Paying Agent and Registrar

     Brown Brothers Harriman & Co. serves as our custodian. Our custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board of Directors.

     Our transfer agent, dividend paying agent and registrar is PFPC Inc.

     See "Custodian, Transfer Agent, Dividend Paying Agent and Registrar."

Risk Factors and Special Considerations

     Investing in us involves special considerations that are not normally associated with investments in U.S. issuers. See "Risk Factors and Special Considerations" beginning on page 23 of this prospectus to read about factors you should carefully consider before investing in us.

                               Expense Information

Shareholder Transaction Expenses
     Sales load (as a percentage of the subscription price per share) (1).........................       [____]%
     Dividend reinvestment plan fees (2)..........................................................       [____]%
Annual Expenses (as a percentage of net assets attributable to common stock) (3)
     Management fees (4)..........................................................................       [____]%
     Other Expenses (3)...........................................................................       [____]%
           Administration fees (5)................................................................       [____]%
           Other operating expenses ..............................................................       [____]%

     Total annual expenses........................................................................       [____]%

_________________

(1) The dealer manager will receive a fee for financial advisory, marketing and soliciting services equal to [___]% of the subscription price per share for each share issued pursuant to the exercise of the rights and the over-subscription privilege. We have also agreed to reimburse the dealer manager for its out-of-pocket expenses up to an aggregate of $[____]. In addition, we have agreed to pay fees to the subscription agent and the information agent estimated to be $[____] and $[____], respectively, inclusive of out-of-pocket expenses. These fees will be borne by all of our shareholders, including those shareholders who do not exercise their rights.
(2)  See "Dividends and Distributions; Dividend Reinvestment Plan."
(3) Amounts are based on our most recently completed fiscal year, except that "Other Expenses" are based on estimated amounts for our current fiscal year and assume that all of the rights are exercised.
(4) See "Management of the Fund--Management and Administration Agreements" in this prospectus and "Investment Advisory and Other Services--Investment Manager" in the SAI.
(5) See "Management of the Fund--Administrator" in this prospectus and "Investment Advisory and Other Services--Administrator" in the SAI.

     The table above is intended to assist you in understanding the various costs and expenses that you will bear, directly or indirectly, by investing in us.

Example

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

                   Cumulative expenses paid for the period of:

       1 year              3 years             5 years             10 years
       ------              -------             -------             --------
       $[____]             $[____]             $[____]              $[____]

     The above example assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of [___]%. The table above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. This example should not be considered a representation of past or future expenses or rate of return; our actual expenses may be greater or less than those shown. For more complete descriptions of certain of our costs and expenses, see "Management of the Fund" in this prospectus and in the SAI.

                              FINANCIAL HIGHLIGHTS

     Ernst & Young LLP, our independent accountants, audited the following selected financial data per share of our common stock for the years ended December 31, 2001 and 2002. Ernst & Young's reports with respect to this period were unqualified. The audited selected financial data below for the years ended December 31, 1993 to December 31, 2000 has been audited by other independent accountants whose reports with respect to that period were also unqualified. The selected financial data for the six months ended June 30, 2003, is unaudited. This information should be read in conjunction with the audited financial statements and the accompanying notes thereto for the year ended December 31, 2002, and with our unaudited financial statements and accompanying notes thereto for the six months ended June 30, 2003, each of which are incorporated by reference in the SAI. You may obtain a copy of the SAI or any audit reports prepared in connection with this information by contacting the information agent.


                                     Six Months
                                        Ended                                   For the Year
                                       June 30,                               Ended December 31,
                                   ------------------ ---------------------------------------------------------------------
                                        2003            2002           2001           2000           1999           1998
                                        ----            ----           ----           ----           ----           ----
                                     (unaudited)                                    (audited)
Net asset value, beginning
   of period..................        $10.06            $10.59        $10.84           $11.47        $8.43         $13.46
Income (loss) from
investment operations:
Net investment income (loss)..          0.15              0.09          0.04             0.06         0.03         (0.01)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions...............          1.43            (0.58)        (0.23)           (0.66)         3.01         (4.10)
Total from investment
   operations.................          1.58            (0.49)        (0.19)           (0.60)         3.04         (4.11)

Dividends and distributions
   to shareholders:
From net investment income....           --             (0.04)        (0.06)           (0.03)         --           --
From net realized gain on
   investment transactions....           --             --              --             --             --           (0.92)
Total dividends and
   distributions to
   shareholders...............           --             (0.04)        (0.06)           (0.03)         --           (0.92)

Fund Share Transactions:
Dilutive effect of rights
   offering...................           --             --              --             --             --           --
Offering costs charged to
   paid-in-capital in excess
   of par.....................           --             --              --             --             --           --
Total Fund share transactions.           --             --              --             --             --           --
Net asset value, end of
   period.....................        $11.64           $10.06         $10.59          $10.84       $11.47           $8.43
                                     -------          -------        -------         -------      -------         -------
Market value, end of period...        $10.47            $8.82        $  8.76           $8.19        $8.38           $6.13
                                     =======          =======        =======         =======      =======         =======

Total investment return
   (1)(2).....................        18.71%            1.15%           7.67%        (1.86)%        36.73%        (36.35)%
                                     -------          -------        -------         -------       -------        -------

Ratios/Supplemental Data:
Net assets, end of period
   (000 omitted)..............     $146,527          $126,640       $133,406        $136,562     $144,449       $106,183
Ratio of expenses to average
   net assets.................        2.10%**           2.17%           2.17%          2.01%         2.23%      2.59% (3)
Ratio of net investment
   income (loss) to average
   net assets.................        2.87%**           0.84%           0.36%          0.49%         0.36%        (0.06)%
Portfolio turnover............          32%               38%             33%            53%           36%            41%

===================================================================================================================================
                                                                                         (continued on the following page)


                                                                       For the Year
                                                                     Ended December 31,
                                      -------------------------------------------------------------------------------
                                             1997            1996            1995             1994            1993
                                             ----            ----            ----             ----            ----
                                                                          (audited)
Net asset value, beginning of period        $19.49          $14.52          $14.29           $23.79          $13.40

Income (loss) from investment
   operations:
Net investment income (loss)......           (0.09)           0.10*           0.20             0.12*           0.02
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions..........           (2.32)           5.93*           0.29            (8.92)*         11.00
Total from investment operations..           (2.41)           6.03            0.49            (8.80)          11.02

Dividends and distributions to
   shareholders:
From net investment income........           --              (0.09)          (0.20)           (0.09)          (0.01)
In excess of net investment income           (0.13)          (0.03)          --               --              --
From net realized gain on investment
   transactions...................           (3.49)          --              (0.01)           (0.06)          (0.62)
In excess of net realized gain on
   investments....................           --              --              (0.05)           --              --
Total dividends and distributions to
   shareholders...................           (3.62)          (0.12)          (0.26)           (0.15)          (0.63)

Fund Share Transactions:
Dilutive effect of rights offering           --              (0.89)          --               (0.46)          --
Offering costs charged to
   paid-in-capital in excess of par          --              (0.05)          --               (0.09)          --
Total Fund share transactions.....           --              (0.94)          --               (0.55)          --

Net asset value, end of period....          $13.46          $19.49          $14.52           $14.29          $23.79
                                           -------         -------         -------          -------         -------
Market value, end of period.......          $10.88          $15.63          $14.13           $12.13          $26.75
                                           =======         =======         =======          =======         =======
Total investment return (1)(2)....         (7.29)%          15.53%          18.48%         (52.01)%         122.01%
                                           =======         =======         =======          =======         =======
Ratios/Supplemental Data:
Net assets, end of period
   (000 omitted)..................        $169,518        $245,383        $139,246         $136,994        $160,783
Ratio of expenses to average net
   assets.........................           1.88%           2.07%           2.36%            2.08%           2.22%
Ratio of net investment income
   (loss) to average net assets...         (0.41)%           0.65%           1.39%            0.63%           0.11%
Portfolio turnover................             82%             37%             32%              22%             31%
========================================================================================================================

------------------------------
*    Based on average shares outstanding.
**   Annualized.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under our dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on dividends/distributions or on the sale of fund shares.
(2) Total investment return for periods of less than one year are not annualized.
(3) The ratio of expenses to average net assets excluding excise taxes was 2.29%.

                                    THE OFFER


Purpose of the Offer

     Our Board of Directors has not yet considered or approved the offer. We will only make the offer if our Board of Directors determines that the offer would be in our best interest and in the best interest of our shareholders. The offer is intended to increase our assets available for investment, thereby enabling us to take advantage more fully of available existing and future investment opportunities consistent with our investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies The executive committee of the Board of Directors has approved the filing of a registration statement, of which this preliminary prospectus constitutes a part.

     In reaching any such decision to make the offer, the Board of Directors will consider, among other matters, advice by the investment manager that new funds would permit us to take advantage of available and emerging investment opportunities in China companies without having to sell portfolio securities that the investment manager believes should be held. In the view of our investment manager, the outlook for new investment opportunities in China companies is promising. In particular, the investment manager expects that privatization of large banks, insurance companies, power distributors and industrial enterprises will add new sectors to the investment market and will present new investment opportunities for us. In the investment manager's view, additional assets would also permit us to make portfolio rebalancing adjustments without the expense of selling securities in our present portfolio. The offer seeks to provide an exclusive opportunity to existing shareholders to purchase shares at a discount to both the market price and net asset value (subject to the sales load described in this prospectus). The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur. The Board of Directors will also take into account that a well-subscribed rights offering would marginally reduce our expense ratio (since our fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase trading liquidity of our shares on the NYSE. We cannot assure you that this offer will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered or that liquidity of our shares trading on the NYSE will increase.

     In determining that this offer was in our best interest and in the best interest of our shareholders, the Board of Directors retained UBS Securities LLC, the dealer manager, to provide the Board with financial advisory, marketing and soliciting services relating to this offer, including advice concerning the structure, timing and terms of the offer. In addition, our Board of Directors will consider, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the impact of this offer on our net asset value per share, the effect on us if the offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

     Our investment manager, as well as the administrator, will benefit from the offer because their fees are based on our average net assets. See "Management of the Fund" in this prospectus and in the SAI.

     We may, in the future and at our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this offer. We will make any such future rights offering in accordance with the requirements of the Investment Company Act of 1940.

Terms of the Offer

     We are issuing to holders of our common stock of record as of the close of business on [_____], 2004, the record date for the offer, transferable rights to subscribe for an aggregate of [_____] shares. Each shareholder is being issued one right for each share of common stock owned on the record date. Each shareholder on the record date and each other holder of these rights is entitled to subscribe for one share for every [three] rights held (1 for [3]). We will not issue fractional shares of our common stock upon the exercise of rights. Consequently, rights holders who receive or who have remaining fewer than [three] rights will not be able to purchase a share upon the exercise of those rights (although such rights holders who are shareholders on the record date may subscribe for shares under the over-subscription privilege). Rights are evidenced by subscription certificates that will be mailed to shareholders of record, except as described below under "--Foreign Restrictions." We refer to a rights holder's right to acquire during the subscription period at the subscription price one additional share for every [three] rights held as the "primary subscription."

     The rights are transferable, and application will be made to list them for trading on the NYSE under the symbol "[__]".

     Rights holders may exercise rights at any time during the subscription period, which commences on [______], 2004 and ends at 5:00 p.m., New York City time, on [_____], 2004 (the expiration date), unless we extend that deadline to 5:00 p.m., New York City time, on a date no later than [_____], 2004. See "--Expiration of the Offer" below.

     Rights holders who are shareholders on the record date and who fully exercise the rights they obtained in the primary subscription will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price. Any shares made available pursuant to the over-subscription privilege are subject to allotment, as more fully discussed below under "--Over-Subscription Privilege." For purposes of determining the maximum number of shares a shareholder may acquire pursuant to the offer, broker-dealers whose shares are held of record by depositories or nominees, such as Cede & Co. Inc., will be deemed to be the holders of the rights that are issued on their behalf to such depositories or nominees.

Over-Subscription Privilege

     Shareholders who exercise all the rights issued to them (other than those rights that cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares represented by any unexercised rights issued in the primary subscription. Investors who are not shareholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. Under this over-subscription privilege, shareholders who exercise all the rights issued to them will be asked to indicate on a subscription certificate how many additional shares they would like to purchase pursuant to the offer. If sufficient shares remain, all over-subscription requests will be honored in full. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those shareholders who over-subscribe based on the number of shares they owned on the record date for the offer. The allocation process may involve a series of allocations in order to ensure that the total number of shares available for over-subscription is distributed on a pro rata basis.

     We will not offer or sell any shares that are not subscribed for under either the primary subscription or the over-subscription privilege.


Subscription Price

     The subscription price for the shares we will issue pursuant to the exercise of rights in the primary subscription and the over-subscription privilege will be [__]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date (the date on which the offer expires) and the four preceding business days and
(ii) the net asset value per share of our common stock as of the close of business on the expiration date. Since the subscription price will be determined on the expiration date, rights holders who decide to acquire shares in the primary subscription or under the over-subscription privilege will not know when they make that decision the purchase price of those shares. For example, if the average of the last reported sale prices on the NYSE on the expiration date and the four preceding business days of a share of our common stock is $[___] and the net asset value per share is $[____] on the expiration date, the subscription price will be $[_____] ([__]% of $[____]). If, however, the average of those sales prices is $[___] and the net asset value per share is $[____] on the expiration date, the subscription price will be $[____] ([__]% of $[____]). See "Net Asset Value and Market Price Information."

     We announced the offer [before the opening] of trading on the NYSE on [_____], 2004. The net asset values per share of our common stock at the close of business on [______], 2004 (the last trading date prior to our announcement), and on [_______], 2004, were $[____] and $[_____], respectively, and the last reported sale prices of a share of our common stock on the NYSE on those dates were $[_____] and $[_____], respectively.

Transferability and Sale of Rights

     The rights are transferable until the close of business on the last business day prior to the expiration date, which is [_____], 2004. We may, however, extend the expiration of the offer until 5:00 p.m., New York City time, on a date no later than [_____], 2004. We will apply to list the rights on the NYSE under the symbol "[__]," subject to notice of issuance. Trading in the rights on the NYSE is expected to be conducted on a when-issued basis from [_____], 2004, until the record date; thereafter, they will trade regular way until the expiration date (including extensions). You are encouraged to contact your broker, bank or financial adviser for more information about trading the rights. We will use our best efforts to ensure that an adequate trading market for the rights will exist, but we cannot assure you that a market for the rights will develop. Assuming a market exists for the rights, you may purchase and sell rights through the usual brokerage channels or sell them through the subscription agent.

Sales through Subscription Agent and Dealer Manager

     Shareholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this offer may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before 5:00 p.m., New York City time, on [_____], 2004, (or, if the subscription period is extended, on or before 5:00 p.m., New York City time two business days prior to the extended expiration date). Upon the timely receipt of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase the rights or to use its best efforts to complete the sale, and the subscription agent will remit the proceeds of the sale to the selling shareholder. If the rights are sold, sales of those rights will be deemed to have been effected at the weighted average price received by the dealer manager on the day those rights are sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights that remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date (or, if the subscription period is extended, as of the fourth business day prior to the extended expiration date). The subscription agent will hold the proceeds from those sales for the benefit of those nonclaiming shareholders until the proceeds are either claimed or escheated. We cannot assure you that the dealer manager will purchase or be able to complete the sale of any of those rights, and neither we nor the dealer manager has guaranteed any minimum sales price for the rights. If a shareholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights issued to them pursuant to this rights offering, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other Transfers

     The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. If this occurs, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the shareholder or, if the shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, subject to the standards and procedures we adopt.

     Shareholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date for: (i) the transfer instructions to be received and processed by the subscription agent;
(ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date.

     Except for the fees charged by the subscription agent and dealer manager (which we will pay), the transferor of the rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights. Neither we nor the subscription agent nor the dealer manager will pay such commissions, fees or expenses.

     We anticipate that the rights will be eligible for transfer through the facilities of the Depository Trust Company ("DTC") and that the exercise of the primary subscription (but not the over-subscription privilege) may be effected through the facilities of DTC. We refer to rights exercised through DTC as "DTC-exercised rights." Holders of DTC-exercised rights may exercise the over-subscription privilege by properly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the expiration date, a nominee holder over-subscription exercise form (or a substantially similar form satisfactory to the subscription agent), together with payment of the subscription price for the number of shares for which the over-subscription privilege is to be exercised.

Expiration of the Offer

     The offer will expire at 5:00 p.m., New York City time, on [_____], 2004, unless we extend the deadline until 5:00 p.m., New York City time, on a date no later than [_____], 2004. See "--Notice of Net Asset Value Decline; Extending the Expiration of the Offer" below.

     Rights will expire on the expiration date; they may not be exercised thereafter. We will promptly announce any extension of the expiration date, but in no event will we announce an extension later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make announcements concerning extension of the offer, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate such announcements other than by making a release to the Dow Jones News Service or such other means of announcement as we deem appropriate.

Notice of Net Asset Value Decline; Extending the Expiration of the Offer

     In accordance with SEC regulatory requirements, we have undertaken to suspend the offer until we amend this prospectus if our net asset value declines more than 10% from our net asset value as of [_____], 2004, the effective date of our registration statement. If this occurs, we will notify shareholders of the decline in net asset value and permit them to cancel their exercise of rights.

Method of Exercise of Rights

     Rights are evidenced by subscription certificates, which will be mailed to shareholders or, if a shareholder's shares are held on the shareholder's behalf by a depository or nominee, such as Cede &

Co. Inc., to that depository or nominee, except as discussed below under "--Foreign Restrictions." You may exercise rights by completing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided (or otherwise delivering the completed subscription certificate to the subscription agent), together with payment in full for the shares at the estimated subscription price as described below under "--Payment for Shares." You may also exercise rights by contacting your broker, banker or trust company, or NYSE member, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed subscription certificate, a service known as notice of guaranteed delivery. A fee may be charged for this service. We will not issue fractional shares; consequently, rights holders who receive or who have remaining fewer than [three] rights will not be able to purchase a share upon the exercise of those rights (although rights holders who are shareholders on the record date may subscribe for shares under the over-subscription privilege). The subscription agent must receive completed subscription certificates prior to 5:00 p.m., New York City time, on the expiration date (unless the guaranteed delivery procedures are complied with as described below under "--Payment for Shares"). The subscription agent's address for delivery of the completed subscription certificates is set forth below under "--Subscription Agent."

Shareholders Who Are Record Owners

     Shareholders who are record owners can choose between either option set forth under "--Payment for Shares" below. If time is of the essence, the notice of guaranteed delivery service will permit delivery of the subscription certificate and payment after the expiration date.

Investors Whose Shares Are Held By A Nominee

     Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their rights. In such a case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "--Payment for Shares" below.

Nominees

     Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain the intentions of those beneficial owners and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment described under "--Payment for Shares" below.

Foreign Restrictions

     Subscription certificates will not be mailed to shareholders whose addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The subscription agent will hold the rights to which those subscription certificates relate for these shareholders' accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [_____], 2004, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these shareholders to the dealer manager, which will either purchase the rights or use its best efforts to sell them. The net proceeds, if any, from sale of those rights will be remitted to these shareholders.

Subscription Agent

     The subscription agent is PFPC Inc., which will receive a fee estimated to be $[_____] for its administrative, processing, invoicing and other services, inclusive of its out-of-pocket expenses related to the offer. The subscription agent is also our transfer agent, dividend paying agent and registrar with respect to our common stock. SIGNED SUBSCRIPTION CERTIFICATES TOGETHER WITH PAYMENT OF THE ESTIMATED SUBSCRIPTION PRICE MUST BE SENT TO PFPC INC. by one of the methods described below. We will accept only subscription certificates actually received on a timely basis at any of the addresses listed.

(1) By first class mail:

                  PFPC Inc.
                  Attn:  The Greater China Fund, Inc.
                  P.O. Box 859208
                  Braintree, Massachusetts  02185-9208

(2) By express mail or overnight courier:

                  PFPC Inc.
                  Attn:  The Greater China Fund, Inc.
                  161 Bay State Road
                  Braintree, Massachusetts  02184

(3) By hand delivery:

                  Securities Transfer and Reporting Services, Inc.
                  Attn:  The Greater China Fund, Inc.
                  100 William Street Galleria
                  New York, New York  10038

     DELIVERY TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES TO THE SUBSCRIPTION AGENT AND THE METHOD OF PAYMENT OF THE SUBSCRIPTION PRICE TO US WILL BE AT YOUR ELECTION AND RISK, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY OF THE SUBSCRIPTION CERTIFICATES TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

Information Agent

     You may direct any questions or requests for assistance to the information agent at its telephone number and address listed below:

                          -----------------------------
                          -----------------------------
                          -----------------------------
                              Telephone: (800) [_________]
                              or call collect: [_________]


     You may also contact your broker or nominee for information with respect to the offer.

     The information agent will receive a fee estimated to be $[_____], including reimbursement for its out-of-pocket expenses related to the offer.

Payment for Shares

     Rights holders who acquire shares in the primary subscription and under the over-subscription privilege may choose between the following methods of payment:

         (1) A rights holder can send the subscription certificate together with payment for the shares acquired in the primary subscription and for additional shares subscribed for under the over-subscription privilege to the subscription agent, calculating the total payment on the basis of the estimated subscription price of $[____] per share ([__]% of the [net asset value] per share on [_____], 2004). To be accepted, such payment, together with the completed subscription certificate, must be received by the subscription agent at the subscription agent's office at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. The subscription agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES. THE PAYMENT MUST BE PAYABLE TO THE GREATER CHINA FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR THAT SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE (5) BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

         (2) Alternatively, the subscription agent will accept a subscription if, prior to 5:00 p.m., New York City time, on the expiration date, the subscription agent has received a notice of guaranteed delivery by facsimile or otherwise from a bank, trust company, or NYSE member guaranteeing delivery of (i) payment of the estimated subscription price of $[____] per share for the shares subscribed for in the primary subscription and for any additional shares subscribed for under the over-subscription privilege and (ii) a properly completed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless it receives a properly completed subscription certificate and full payment for the shares by the close of business on the third business day after the expiration date.

     On the confirmation date, which will be eight business days following the expiration date, the subscription agent will send a confirmation to each subscribing rights holder (or, if the rights holder's shares are held by a depository or nominee, such as Cede & Co. Inc., to that depository or nominee) showing (i) the number of shares acquired in the primary subscription, (ii) the number of shares, if any, acquired under the over-subscription privilege, (iii) the per-share and total purchase price for the shares and (iv) any additional amount payable by such rights holder to us or any excess to be refunded by us to such rights holder, in each case based on the subscription price. If any rights holder exercises his or her right to acquire shares pursuant to the over-subscription privilege, we will apply any such excess payment that would otherwise be refunded to such rights holder toward payment for additional shares acquired under the over-subscription privilege. Any additional payment required from a rights holder must be received by the subscription agent within 10 business days after the date the subscription agent sends the confirmation to the rights holder. The subscription agent will promptly mail any excess payment made by a subscribing rights holder to that rights holder. All payments by rights holders must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to THE GREATER CHINA FUND, INC.

     The subscription agent will deposit all checks it receives prior to the final due date of this offer into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of the shares.

     Regardless of the method used to pay for the shares, issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT RECEIVES THEIR PAYMENT FOR THE SUBSCRIBED SHARES, EXCEPT AS PROVIDED ABOVE UNDER "--NOTICE OF NET ASSET VALUE DECLINE; EXTENDING THE EXPIRATION OF THE OFFER."

     If a rights holder who acquires shares in the primary subscription or under the over-subscription privilege does not make payment of any additional amounts due, we reserve the right to take any or all of the following actions: (i) sell subscribed and unpaid-for shares to other shareholders, (ii) apply any payment we did receive toward the purchase of the greatest whole number of shares that could be acquired by that holder upon exercise of rights obtained in the primary subscription and/or under the over-subscription privilege, and/or (iii) exercise any and all other rights or remedies to which we may be entitled.

     We will decide all questions concerning the timeliness, validity, form and eligibility of any exercise of rights, and our determinations on these matters will be final and binding. We may, in our sole discretion, waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

     Participants in our dividend reinvestment plan will have any shares acquired in the primary subscription and under the over-subscription privilege credited to their shareholder dividend reinvestment accounts in the plan. Participants in the dividend reinvestment plan wishing to exercise rights for the shares of common stock held in their accounts in the dividend reinvestment plan must exercise them in accordance with the procedures set forth above. Shareholders whose shares of common stock are held on their behalf by a depository or nominee, such as Cede & Co. Inc., will have any shares acquired in the primary subscription credited to the account of that depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated, and stock certificates representing such shares will be sent directly to the depository or nominee. Stock certificates will not be issued for shares credited to dividend reinvestment plan accounts. Stock certificates for all shares acquired in the primary subscription will be mailed promptly after full payment for the shares subscribed has cleared. Certificates representing shares acquired under the over-subscription privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected.

Federal Income Tax Consequences

     The following summary of the material United States federal income tax consequences of the issuance, exercise, transfer or lapse of the rights does not discuss all aspects of federal income taxation that may be relevant to a particular shareholder, and shareholders should consult their own tax advisors regarding the tax consequences, including state, local and foreign tax consequences, relevant to their particular circumstances.

          (1) The value of a right will not be includible in the income of a shareholder at the time the right is issued.

          (2) The basis of a right issued to a shareholder will be zero, and the basis of the share with respect to which the right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the old share, or (b) the shareholder affirmatively elects (in the manner set out in Treasury Regulations under the Internal Revenue Code of 1986, as amended (the "Code")) to allocate to the right a portion of the basis of the old share. If either (a) or (b) applies, the shareholder must allocate basis between the old share and the right in proportion to their fair market values on the date of distribution.

          (3) The basis of a right purchased in the market will generally be its purchase price.

          (4) The holding period of a right issued to a shareholder will include the holding period of the old share.

          (5) No loss will be recognized by a shareholder if a right distributed to the shareholder expires unexercised because the basis of the old share may be allocated to a right only if the right is exercised. If a right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the right.

          (6) Any gain or loss on the sale of a right will be a capital gain or loss if the right is held as a capital asset (which in the case of rights issued to shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period exceeds one year.

          (7) No gain or loss will be recognized by a shareholder upon the exercise of a right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the right and the subscription price for the new share. The holding period for the new share will begin with the date on which the right is exercised.

Dilution and Effect of Non-Participation in the Offer

     Upon the completion of the offer, shareholders who do not exercise their rights fully will own a smaller proportional interest in us than they owned prior to the offer. In addition, because the subscription price of each share will be less than the net asset value per share of our common stock, the offer will result in an immediate dilution of net asset value per share for all shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date or what the subscription price will be. Any such dilution will disproportionately affect nonexercising shareholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. For example, assuming all of the shares are sold at the estimated subscription price and after deducting all expenses related to the issuance of the shares, our current net asset value per share would be reduced by approximately $[___] or [__]%.

Important Dates To Remember

Event                                                                                         Date
-----                                                                                         ----
Record Date..............................................................                [_______], 2004
Subscription Period......................................................          [_____], 2004-[_____], 2004*
Expiration Date .........................................................                [_______], 2004*
Payment for Shares or Notice of Guaranteed Delivery Due**................                [_______], 2004*
Payment for Guarantees of Delivery Due...................................                [_______], 2004*
Confirmation to Participants.............................................                [_______], 2004*
Final Payment for Shares Due.............................................                [_______], 2004*

------------
  *  Unless the offer is extended to a date no later than [______], 2004.

 ** A rights holder exercising rights must deliver to the subscription agent by the expiration date either (i) a subscription certificate with payment for the shares subscribed or (ii) a notice of guaranteed delivery.

                                    THE FUND

     We have been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. We were incorporated under the laws of the State of Maryland on May 11, 1992, and are registered under the Investment Company Act of 1940. We seek long-term capital appreciation through investment of substantially all our assets in listed equity securities of China companies, companies that derive or are expected to derive a significant proportion (at least 50%) of their revenues from goods produced or sold or investments made or services performed in China. Under normal market conditions, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as Korea, Singapore or Taiwan, in unlisted equity securities of China companies and in debt securities of China companies. See "Investment Objective and Policies" below and "Investment Objective and Policies," "Investment Restrictions" and "Certain Information Concerning China, Hong Kong and Taiwan" in the SAI. We completed an initial public offering of 6,750,000 shares of our common stock in July 1992. Our net proceeds from this offering were approximately $93.1 million. As of January 30, 2004, our net assets were $216,747,034, and we had paid or declared since inception dividends and capital gains distributions aggregating $71,801,822. The increase in our net assets since inception is primarily attributable to appreciation in the value of our portfolio securities and our receipt of net proceeds of $41.8 million and $35.6 million from our June 1994 and May 1996 rights offerings, respectively. Our principal office is located at 51 West 52nd Street, New York, New York 10019-6114, and our telephone number is (212) 882-5000.


                                 Use of Proceeds

     If [________] shares are sold at an assumed subscription price of $[____] per share, net proceeds of the offer are estimated to be approximately $[________], after deducting our estimated offering expenses, including the fees and expenses of UBS Securities LLC, the dealer manager, and other offering expenses estimated to be $[____].

     The investment manager has advised us that it anticipates that the net proceeds will be invested in accordance with our investment objective and the policies set forth below under "Investment Objective and Policies" within three months of the date of this prospectus (but in no event later than six months from the date of this prospectus), depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be invested in high-quality, short-term debt instruments, as described below under "Investment Objective and Policies."

                  NET ASSET VALUE AND MARKET PRICE INFORMATION

     Shares of our common stock are listed and traded on the NYSE. The average weekly trading volume of our common stock on the NYSE during the fiscal year ended December 31, 2003, was approximately 46,435 shares. The following table shows, for each calendar quarter since the quarter ended March 31, 2001, (i) our high and low net asset values per share of our common stock, (ii) the high and low sale prices per share of our common stock, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the shares of our common stock traded at a premium over, or discount from, our high and low net asset values per share. Our net asset value is determined on the last business day of each week.


                                                                                            Premium or (Discount)
                                       Net Asset Value               Market Price                Percentage
                                       ----------------             ---------------         ---------------------
Quarter Ended                          High         Low             High        Low             High        Low
-------------                          ----         ---             ----        ---             ----        ---
March 31, 2001...................      $11.65      $10.89           $9.92       $7.94         (14.85)%    (27.09)%

June 30, 2001....................       13.71       11.11           11.40        8.50         (16.85)     (23.49)

September 30, 2001...............       12.76        8.82           10.90        6.95         (14.58)     (21.20)

December 31, 2001................       10.86        9.39            9.20        7.50         (15.29)     (20.13)

March 31, 2002...................       11.45       10.61           10.26        8.70         (10.39)     (18.00)

June 30, 2002....................       12.65       11.39           11.35        9.45         (10.28)     (17.03)

September 30, 2002...............       11.92        9.93            9.95        7.76         (16.53)     (21.85)

December 31, 2002................       10.22        9.13            9.25        7.55          (9.49)     (17.31)

March 31, 2003...................       10.50        9.98            9.89        8.47          (5.81)     (15.13)

June 30, 2003....................       11.82        9.60           10.90        7.93          (7.78)     (17.40)

September 30, 2003...............       14.10       11.91           14.01       10.30          (0.64)     (13.52)

December 31, 2003................       16.65       14.49           19.23       13.72          15.50       (5.31)

     At the close of business on January 30, 2004, our net asset value was $17.21 per share, while the closing market price of our common stock on the NYSE was $16.36 per share. As of January 30, 2004, we had 12,593,049 shares of common stock outstanding and our net assets were $216,747,034.

                        INVESTMENT OBJECTIVE AND POLICIES

     Our investment objective is to achieve long-term capital appreciation. We seek to achieve our investment objective by investing substantially all our assets in listed equity securities of China companies, companies that derive or are expected to derive a significant proportion (at least 50%) of their revenues from goods produced or sold or investments made or services performed in China. Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in Korea, Singapore or Taiwan. The investment manager anticipates that, under normal market conditions, at least 80% of our assets will be invested in listed equity securities of China companies. Up to 15% of our total assets may be invested in unlisted equity securities of China companies for which there is no public trading market. We may also invest to a limited degree (up to 20% of our total assets) in debt obligations of China companies that may be lower-rated or non-rated. Although, in general, our equity investments consist primarily of common stock of China companies, we may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. See "Investment Objective and Policies" in the SAI.

     During periods in which the investment manager believes changes in economic, financial or political conditions make it advisable, we may, for temporary defensive purposes, reduce our holdings in China companies and invest in certain short-term (less than 12 months to maturity) debt securities. The short-term debt securities in which we may invest consist of (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. We may invest only in short-term debt securities that the investment manager determines to be of high quality (i.e., rated in one of the two highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group) or, if unrated, determined by the investment manager or our Board of Directors to be comparable in credit quality. We will also invest in the instruments described above pending investment of the net proceeds of this offer and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of our total assets. Under the Investment Company Act of 1940, we may invest in the aggregate up to 10% of our assets in shares of other investment companies and up to 5% of our assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. We reserve the right to invest in other investment companies to the full extent permitted by law. As a shareholder in any investment company, we will bear our ratable share of that investment company's expenses, and would remain subject to payment of our investment management, administrative, custodial and other fees with respect to assets so invested.

     The investment manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the investment manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. We invest and intend to continue to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, banking, chemicals, consumer products, construction, electronics, electricity, energy, finance, food and beverage, insurance, international trading, machinery, mining, power distribution, real estate development, retail trade, shipping, tourism and textiles. We may not invest 25% or more of our total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the investment manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the investment manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China's increased economic contacts with foreign markets are identified for our investment.

     In determining whether companies derive or are expected to derive at least 50% of their revenues from goods produced or sold or investments made or services performed in China, the investment manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which we are considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer's China-related revenues, and the investment manager may be required to make a qualitative determination as to whether the issuer is a China company for the purposes of our investment objective.

     While we invest a substantial portion of our assets in securities issued by established China companies, the investment manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. See "Risk Factors and Special Considerations--Investments in Unseasoned Companies."

     There currently are two officially recognized exchanges in China, the Shanghai Stock Exchange which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange, which commenced trading on July 3, 1991. Foreign investment in securities listed on these two Chinese stock exchanges, including our investment, was until recently restricted to "B" shares. As of December 31, 2003, there were 111 "B" share issues listed on these exchanges in China. Although additional Chinese stock exchanges have been proposed and may be recognized by the Chinese government in the future and additional China companies have applied to have "B" shares listed, opportunities to invest in China companies whose shares are listed on exchanges in China are expected to remain limited for the next few years. In July 1993, a class of equity securities of Chinese companies known as "H" shares began trading on the Hong Kong Stock Exchange. As of December 31, 2003, there were 64 "H" share issues listed in Hong Kong. Due to the limited number of "B" and "H" share issues currently available, a significant proportion of our total assets are and will likely continue to be invested in China companies incorporated in Hong Kong or outside of China and listed on the Hong Kong Stock Exchange. In November 2002, the China Securities Regulatory Commission and the People's Bank of China jointly announced a Qualified Foreign Institutional Investors ("QFII") scheme allowing foreign investors to participate in the "A" share market, which had previously been accessible only to domestic investors. As of December 31, 2003, there were 1,261 "A" share issues listed on these exchanges with a combined market capitalization of US$502 billion. Although the QFII scheme structure presents the potential for a major expansion in our investment universe, the current structure is very restrictive in terms of applicants' qualification criteria, investment size, fund repatriation and length of investment. Currently, we are not qualified to apply for QFII status and the only feasible way for us to participate in the "A" share market is to open a facility account with an approved broker, which method may not be possible to accomplish operationally under the custody requirements of the Investment Company Act of 1940. Further operational clarifications relating to the QFII scheme are needed before we can determine whether participation therein by us under the current structure is possible.

     Our investment objective and our fundamental policy of investing at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong may not be changed without the approval of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Our other investment policies described in this prospectus are not fundamental and may be changed by our Board of Directors without shareholder approval, but we will not change our investment policies without prior or contemporaneous notice to our shareholders.

     Our common stock is designed primarily for long-term investment, and investors should not consider it a trading vehicle. We cannot assure you that our investment objective will be achieved.

     We may also engage in other investment practices, such as borrowing, repurchase agreements, when-issued securities and delayed delivery transactions, hedging instruments and lending of our portfolio securities. See "Investment Objective and Policies--Other Investment Practices" in the SAI.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following discusses risks and special considerations with respect to the offer and with respect to an investment in us.

Dilution and Effect of Non-Participation in the Offer

     As a result of the offer, shareholders who do not fully exercise their rights will, at the completion of the offer, own a smaller proportional interest in us than they owned prior to the offer. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the offer because the subscription price will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of our net assets. This dilution of net asset value per share will disproportionately affect shareholders who do not exercise their rights. Although it is not possible to estimate precisely the amount of any such decrease in value, because it is not known at this time how many shares will be subscribed for or what the subscription price will be, such dilution could be substantial.

Political and Economic Factors

     The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's communist political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Current economic reforms, embodied in the "socialist market economy" program of the Chinese Communist Party ("CCP"), seek to further reduce state involvement in the Chinese economy. Under the "socialist market economy" program, the CCP has announced its plans to reduce substantially state ownership and management of the assets of all state-owned companies. Consequently, the business autonomy of China companies currently in the public sector may be increased significantly, and such companies are expected to become responsible to a considerable extent for their own profits and losses. If these policies are fully implemented, many China companies may be expected to apply for listings on stock exchanges in China. However, the lack of state support implicit in such policies may lead to situations in which some of these China companies face potential or actual insolvency, particularly as comprehensive price deregulation is also contemplated under the socialist market economy program.

     Notwithstanding the economic reforms instituted by the Chinese government and the CCP, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which we invest. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the assets held by the China companies in which we invest. The Chinese government has, in the past, expropriated large amounts of private property. Since the CCP, which was responsible for prior expropriations, continues to be the ruling party in China, we cannot assure you that further expropriation will not occur again in the future. Such expropriation could result in your losing all or substantially all of your investment in us.

     China's entry into the World Trade Organization ("WTO") was approved in September 2001. Entry into the WTO will require China to reduce tariffs and eliminate non-tariff barriers, which include quotas, licenses and other restrictions by 2005 at the latest. While China's entry into the WTO and the related relaxation of trade restrictions may lead to increased foreign investment in China, it may also lead to increased competition in China's markets from international companies. China's entry into the WTO could have a negative impact on China's economy with a resulting negative impact on the China companies in which we invest.

     Although the Chinese economy has experienced substantial growth in the past ten years, such growth has been accompanied by imbalances in the Chinese economy and has resulted in significant fluctuations in general price levels and periods of inflation. Continued economic growth and development in China is dependent in many respects on the further implementation of the economic reform programs begun in 1978 and reiterated in China's Tenth Five-Year Plan (for the period 2001--2005). While we expect that China will continue to implement its economic reform programs, we cannot assure you that the Chinese government will continue to actively pursue such reforms or, if it does, that such economic policy initiatives will be successful. A return to the entirely centrally planned economy that existed prior to 1978 or a renewal of past adverse economic conditions or stagnant economic development could adversely affect the value of our investments in the securities of China companies.

     At present, much of the private sector activity in China is export driven and, therefore, affected by developments in the economies of China's principal trading partners, including Japan, South Korea, the United States and Taiwan. Adverse economic developments in any of these countries could have an adverse impact on the Chinese economy and the China companies in which we invest.

     On July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China, and Hong Kong became a Special Administrative Region ("SAR") of China. Under the joint declaration providing for this transfer and the Basic Law under which China implements its commitments under the joint declaration, the social and economic systems in Hong Kong existing prior to the transfer should remain unchanged for at least 50 years from the date of transfer and Hong Kong will continue to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR is vested with executive, legislative and judicial power. Laws in force prior to the transfer, as they may be amended by the SAR legislature, remain in force except to the extent they contravene the Basic Law. China may not and does not levy taxes on the SAR, the Hong Kong dollar remains fully convertible, and Hong Kong remains a free port. However, there can be no assurance that the commitments made by the Chinese government under the joint declaration will be maintained in the future.

Market Characteristics

     The Chinese, Hong Kong and other foreign securities markets on which the securities of China companies are traded are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility relative to the U.S. securities markets. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors (including investment funds and other institutional investors), particularly in the Chinese securities markets. As a consequence, the performance of a single company or a small group of companies could have a much greater impact on the Chinese, Hong Kong and other foreign securities market than they would have on the U.S. securities market, which can result in higher price volatility in such foreign securities markets.

     The following table sets forth certain market capitalization and average daily trading value figures:



                                                                                               Average Daily
                                                                                             Trading Value (for
                                                                   Aggregate Market          period January 1,
                                                                    Capitalization                  2003
                                                                (at December 31, 2003)     to December 31, 2003)
                                                                ----------------------     ---------------------
                                                                    (US$ billions)             (US$ millions)
Combined Shenzhen Stock Exchange and Shanghai Stock
Exchange for "B" shares.......................................              11                       11
Combined Shenzhen Stock Exchange and Shanghai Stock
Exchange for "A" shares.......................................             502                    1,564
New York Stock Exchange for all equity securities.............          11,329                     [___]
Hong Kong Stock Exchange for "H" shares.......................              53                      264
Hong Kong Stock Exchange for all equity shares................             718                    1,347

     In addition to their smaller size and lesser liquidity, the Chinese, Hong Kong and other foreign securities markets in which we may invest are less developed than U.S. securities markets. Regulatory standards are, in many respects, less stringent than U.S. standards. There generally is less government supervision and regulation of exchanges, brokers and issuers in China, Hong Kong and such other securities markets than there is in the United States. Furthermore, there is a lower level of monitoring and oversight of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which we may acquire investments may be affected by other market participants' anticipation of our investment decisions, by insider trading (trading by persons with material non-public information) and by securities transactions by brokers in anticipation of our transactions in particular securities. Some of these practices would generally be considered unlawful if conducted in the U.S. securities markets.

     The Chinese securities markets are still in the early stages of development and continue to undergo a period of rapid growth and regulatory reforms, which may lead to difficulties in settlement and recording of transactions and in interpreting and applying the relevant regulations.

Limitations on Investment

     At this time, the Chinese government has approved trading on two stock exchanges in China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. Shares that are listed on these stock exchanges are divided into two categories, "A" shares and "B" shares. "A" shares are traded in renminbi and until recently were available only to Chinese citizens or institutions. In November 2002, the China Securities Regulatory Commission and the People's Bank of China jointly announced the QFII scheme allowing foreign investors to participate in the "A" share market. "B" shares, or "renminbi special shares," are denominated in renminbi, and were previously issued only to foreign investors (including overseas Chinese citizens) for payment in foreign currencies and may only be traded in foreign currencies (currently Hong Kong dollars and U.S. dollars). In February 2001, the China Securities Regulatory Commission announced that domestic investors would be permitted to invest in the "B" share market. Apart from those distinctions, "B" shares carry the same rights and obligations as "A" shares. As of December 31, 2003, there were 111 "B" share issues and 1,261 "A" share issues listed on these exchanges. Because of certain restrictions in the QFII scheme, we are not currently qualified to apply for QFII status and may not invest in the "A" share market, though we are considering alternative arrangements for participation, including opening a facility account with an approved broker. Consequently, at this time and possibly for an indefinite period, our opportunities to invest in companies whose shares are listed in China will be limited. The relatively limited number of issuers of "B" shares available to foreign investors may impair our ability to diversify our investments among certain sectors of the economy.

Chinese Corporate Law

     Corporate law in China is developing rapidly, but still does not provide a systematic and comprehensive legal framework for the regulation of corporations comparable to that which exists in the United States. In December 1993, the Chinese government enacted its first national company law, which became effective on July 1, 1994. This Company Law provides for two corporate forms: the limited liability company and the company limited by shares, and aims to re-organize existing state-owned enterprises into either of these two corporate forms. Foreign invested companies limited by shares, however, are governed by the Provisional Regulations on Several Issues Concerning the Establishment of Foreign Invested Companies Limited by Shares. These regulations make clear that the Company Law governs such companies only with respect to matters not covered in the regulations and the Special Regulations on Foreign Offerings and Listings of Companies Limited by Shares. The Company Law is also generally applicable to foreign invested enterprises to the extent regulations relating more specifically to foreign investment enterprises are silent. The Company Law covers many of the issues addressed in corporate legislation in the United States, including provisions on the fiduciary responsibility of directors and officers and the rights of shareholders, but this legal protection has yet to be tested in practice. It is unclear what effect the Company Law will have on prior national enactments and local company law regulations that exist in the Shenzhen Special Economic Zone and Shanghai. Indications are that the Shenzhen and Shanghai regulations will continue in force insofar as they do not conflict with the national Company Law. The legal status of companies limited by shares established pursuant to the opinions on standards is preserved, and these companies are required within a specified period of time to conform to the provisions of the Company Law.

Reporting Standards

     Accounting, auditing and financial reporting standards and requirements in China, Hong Kong and the other foreign securities markets in which we may invest are different from, and in many respects (particularly in the case of China) less stringent than, those applicable to U.S. companies. Financial information available to investors investing in the securities of China companies listed in Hong Kong, China or such other foreign markets may be more limited and less accurate than financial information available to investors investing in securities of U.S. companies. The items appearing on the financial statements of a company listed in such foreign markets may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.

Currency Fluctuations

     We invest principally in securities denominated in Hong Kong dollars and renminbi, hold cash and cash equivalents denominated in such currencies, and most of our income is received or realized in such currencies, although we are required to compute our net asset value in U.S. dollars and to compute and distribute our income in U.S. dollars. Accordingly, the U.S. dollar market value of our investments and of dividends, interest or other income or gains earned by us may be negatively affected by changes in currency exchange rates between the U.S. dollar and the renminbi, the Hong Kong dollar and renminbi or any other currency in which our investments are denominated. If the value of the Hong Kong dollar and renminbi, in which we receive income, fall relative to the U.S. dollar between accrual of the income and the making of our distributions, the amount of Hong Kong dollars and renminbi required to be converted into U.S. dollars by us to pay distributions will increase and we could be required to liquidate portfolio securities to make such distributions. In addition, if such exchange rates change adversely between the sale date and the settlement date of a portfolio security, we may incur losses. Similarly, if such exchange rates decline between the time we incur expenses in U.S. dollars and the time such expenses are paid, the amount of such currencies required to be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than at the time they were incurred. We cannot assure you that we will be able to liquidate securities in order to meet such distribution requirements. We are permitted to borrow money to make distributions required to maintain our status as a regulated investment company for U.S. tax purposes. Additionally, China's government has considered from time to time whether to partially or fully abandon the official exchange rate for renminbi to the U.S. dollar. The abandonment of this official exchange rate policy may lead to sharp depreciation of the renminbi against the U.S. dollar and other foreign currencies and to significantly more volatility in the renminbi exchange rate in the future, both of which would adversely affect our investments.

     The investment manager generally does not seek to hedge against a decline in the value of our non-dollar-denominated portfolio securities resulting from a currency devaluation or fluctuation. As a consequence, we will be subject to the risk of changes in value of foreign currencies affecting the value of our portfolio assets, as well as the value of the amounts of interest, dividends and net realized capital gains received or to be received in foreign currencies. Therefore, you should carefully consider the risk of currency devaluations and fluctuations and the effect these may have on us in determining whether to invest in us.

Exchange Controls

     There is centralized control and unified management of foreign exchange in China. The legal framework for foreign exchange control in China is based on the Regulations of the People's Republic of China on Foreign Exchange Control promulgated on January 8, 1996, and the Provisional Regulations on Foreign Exchange Sales, Purchases and Payments promulgated on March 26, 1994. The State Administration of Exchange Control is responsible for matters relating to foreign exchange administration, while the People's Bank of China is in charge of foreign exchange operations.

     The renminbi is not at present freely convertible into foreign currencies. The People's Bank of China sets and publishes daily base exchange rates for major foreign currencies with reference primarily to the supply and demand of renminbi against the U.S. dollar in the market during the prior day. The People's Bank of China also takes into account other factors such as the general conditions existing in the international foreign exchange markets. Since 1994, the official exchange rate for the conversion of renminbi to U.S. dollars generally has been stable. However the renminbi has experienced significant devaluations relative to the U.S. dollar in the past and may experience such devaluations in the future. Although Chinese governmental policies were introduced in 1996 to reduce restrictions on the convertibility of renminbi into foreign currencies for current account items, conversion of renminbi into foreign exchange for capital items, such as foreign direct investment, loans or security, requires the approval of the State Administration for Foreign Exchange and other relevant authorities. We cannot assure you that China's government will not impose more stringent restrictions on the convertibility of the renminbi. Moreover, even though the renminbi is intended to be freely convertible under the current system, the State Administration of Foreign Exchange has a significant degree of administrative discretion in implementing the laws. From time to time, the State Administration of Foreign Exchange has used this discretion in ways which effectively limit the convertibility of current account payments and restrict remittances out of China.

     Although issuers of "B" shares currently pay dividends and distributions thereon in U.S. dollars or Hong Kong dollars, the ability of such issuers to pay dividends and distributions in such currencies is related to their ability to generate from their operations revenues denominated in such currencies or in currencies freely convertible into such currencies, which may in turn be dependent upon the ability of such issuers to export their goods or services for payment in such currencies. Issuers of "B" shares may also be able to convert renminbi revenues derived from the domestic operations into U.S. dollars or Hong Kong dollars at the Chinese swap centers or through China Foreign Exchange Trading Center's interbank market to pay dividends or distributions in such currencies.

     Issuers of "H" shares currently pay dividends and distributions in Hong Kong dollars. The ability of such issuers to pay dividends and distributions in Hong Kong dollars is related to their ability to generate from their operations revenues denominated in Hong Kong dollars or in currencies freely convertible into Hong Kong dollars, which may in turn be dependent upon the ability of these issuers to export their goods or services for payment in such currencies. Issuers of "H" shares may also be able to convert renminbi revenues derived from their domestic operations into Hong Kong dollars in order to pay dividends and distributions in Hong Kong dollars to foreign investors in "H" shares. Although settlement of purchases and sales of "H" shares may be made in Hong Kong dollars, "H" shares are denominated in renminbi, and all Hong Kong dollar payments to foreign investors are based on the applicable exchange rate.

Investments in Unlisted Securities

     We are permitted to invest up to 15% of our total assets in equity securities of China companies that are not listed on a securities exchange. The risk of investing in such companies generally is greater than the risk of investing in publicly traded companies. Companies whose securities are not publicly traded are not subject to the same disclosure and other legal requirements that are applicable to companies with publicly traded securities. While some of them are large, companies whose securities are not publicly traded tend to be smaller than publicly traded companies and generally have smaller capitalizations and fewer resources, and therefore often are more vulnerable to financial failure. Because of the absence of a trading market for these investments, we may not be able to realize their value upon sale. See "Investment Objective and Policies" in the SAI.

Investments in Unseasoned Companies

     While we invest a substantial portion of our assets in the securities of established China companies, we also may invest in the securities of smaller, less seasoned China companies. Investments in the securities of these less seasoned China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established companies. The securities of smaller, less seasoned China companies may be subject to more abrupt and erratic market price movements than larger, more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

Lower-Rated (High Risk) and Non-Rated Securities

     We may invest to a limited degree (up to 20% of our total assets) in debt securities of China companies that are in the lower rating categories of recognized rating agencies or are non-rated. No minimum rating is required for the debt securities in which we may invest; however, we may not invest in debt securities that are in default. The debt securities in which we may invest may be listed or unlisted on any public trading market. These lower-rated securities and non-rated securities of comparable quality to such lower-rated securities, collectively referred to as lower grade securities, entail high risks and are commonly referred to as "junk bonds." Lower grade securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and involve more credit risk than securities in the higher rating categories.

     We will have relatively greater difficulty disposing of lower grade securities because they will likely not have an active trading market. The lack of an active secondary market may also have an adverse effect on market prices and will make it more difficult for us to obtain accurate market quotations for purposes of valuing these assets. The credit ratings issued with respect to lower grade securities evaluate only the safety of principal and interest in respect of those securities and not the risk of changes in market value. In addition, credit rating agencies may not make timely changes in the applicable credit ratings to reflect subsequent events. To the extent that we invest in non-rated securities, whether or not such securities are lower grade securities, we will be more dependent upon the credit analysis of the investment manager with respect to such securities than would be the case with investments in securities rated by a recognized rating agency.

Investment and Repatriation Restrictions

     Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and increase our costs and expenses. The Chinese government may require prior government approval for foreign investment or limit the amount of investment by foreign persons in a particular company or limit investment by foreign persons to only a specific class of securities of a company. Taiwan currently imposes significant limitations on investment of foreign equity capital in companies in Taiwan. In addition, Taiwan and China restrict investment opportunities in issuers or industries deemed important to national interests. In Taiwan, government approval is required for the repatriation of investment income and capital and for the proceeds of sales of securities by foreign investors. Currently, capital invested in Taiwan cannot be repatriated for at least three months, while earnings from Taiwan may be repatriated only once each fiscal year. The Taiwan government recently announced proposals to relax certain of Taiwan's foreign investment restrictions. It is not known whether, or when, such proposals will be adopted. In China, government approval is required for the repatriation of capital following the liquidation of an investment. In addition, if there is a deterioration in China's balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. We could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or income, as well as by the application of any additional restrictions on investments by us.

Certain Anti-Takeover Provisions

     Our charter documents--our articles of incorporation and bylaws--contain provisions that could have the effect of limiting (i) the ability of any party to acquire control of us, (ii) our freedom to engage in certain transactions,
(iii) the ability of our Board of Directors or shareholders to amend our charter documents or effect changes in our management or (iv) our conversion to an open-ended investment company. Our Board of Directors is divided into three classes, each having a term of three years. Such a system of electing directors may have the effect of maintaining continuity of management and, thus, make it more difficult for our shareholders to change the majority of directors. Certain actions require the affirmative vote of the holders of 75% of our shares. These provisions of our charter documents may be regarded as "anti-takeover" provisions. See "Description of Common Stock-Certain Anti-Takeover Provisions of the Fund's Articles of Incorporation and Bylaws."

Operating Expenses

     Our annual operating expenses are higher than those of U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required in investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. Brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. In addition, foreign governments may impose withholding taxes, which would reduce the amount of income and capital gains available to distribute to shareholders. As a result of the relatively high expected operating expenses, we need to generate higher relative returns to provide investors with an equivalent economic return.

Net Asset Value Discount

     We are a closed-end investment company. Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value will decrease. Our shares have generally traded at a significant discount to net asset value during the past eight years. See "Net Asset Value and Market Price Information." We cannot predict whether our shares will trade at, below or above net asset value in the future. Our shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of our common stock on any exchange where such shares are listed at the then current market value, which may differ from the then current net asset value.

Non-Diversification

     We are classified as a "non-diversified" investment company under the Investment Company Act of 1940, which means that we are is not limited by that act in the proportion of our assets that may be invested in the obligations of a single issuer. As a non-diversified investment company, we may invest a greater proportion of our assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities than a diversified investment company. However, we intend to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

                             MANAGEMENT OF THE FUND


Board of Directors

     Our Board of Directors is responsible for management, including general supervision of the duties performed by the investment manager. For information regarding our directors and officers, see "Management of the Fund--Directors and Officers" in the SAI.

Investment Manager

     Baring Asset Management (Asia) Limited serves as our investment manager. The investment manager is a Hong Kong corporation, which was incorporated in 1985 to advise institutional clients with respect to investments in Asia. It is an indirect wholly-owned subsidiary of Baring Asset Management Limited ("BAM"), which is in turn an indirect wholly-owned subsidiary of ING Groep N.V. ING Groep N.V. acquired substantially all of the businesses, assets and liabilities of the asset management, banking and securities operations of the Barings group of companies in March 1995.

     BAM is a leading international investment manager and, through its subsidiaries, had approximately $35.2 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2003. BAM had approximately $3.4 billion invested in Asian securities markets (excluding Japan) as of December 31, 2003.

     Subject to the supervision of our Board of Directors and pursuant to a management agreement, the investment manager manages our investments in accordance with our investment objectives, policies and restrictions, and makes investment decisions on our behalf, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on our behalf. We pay the investment manager a monthly fee, computed weekly, at the annual rate of 1.25% of our average weekly net assets. The fees payable to the investment manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The investment manager received fees equal to $1,953,295 for the year ended December 31, 2003.

Portfolio Manager

     Sam Lau is our portfolio manager, the person associated with the investment manager who is primarily responsible for the day-to-day management of our portfolio. Mr. Lau's title and business experience during the past ten years are as follows:

     Sam Lau--Portfolio Manager--Director of Asian Equities of Baring Asset Management (Asia) Limited (1999-present); Investment Manager of Hong Kong & China Gas Co. Ltd. (1998-1999); Investment Manager of Baring Asset Management
(Asia) Limited (1993-1998).

     Some of our officers are also directors or officers of the investment manager or its affiliates, as indicated under "Management of the Fund--Directors and Officers" included in the SAI. The investment manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong.

Administrator

     Our administrator is UBS Global Asset Management (US) Inc., a Delaware corporation and an affiliate of UBS Securities LLC, the dealer manager. The administrator's principal offices are located at 51 West 52nd Street, New York, New York 10019-6114.

     Under the terms of an administration agreement with us, the administrator agrees to perform or arrange for the performance of the following services for the Fund: maintaining our books and records required under the Investment Company Act of 1940; preparing our federal, state and local income tax returns; preparing financial information for our proxy statements and semiannual and annual reports to shareholders; responding to inquiries from our shareholders; calculating the net asset value of our shares; overseeing the performance of administrative and professional services rendered to us by others, including our custodian, registrar, dividend paying agent and transfer agent, as well as accounting, auditing and other services; providing us with administrative office space and preparing our reports to the SEC. For these services, the administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of our average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000. The administrator received fees equal to $326,766 for the year ended December 31, 2003.

Management and Administration Agreements

     The management agreement and the administration agreement set forth the respective services to be provided by and the fees to be paid to the investment manager and the administrator as described above. Neither the investment manager nor the administrator shall be liable for any error of judgment or for any loss suffered by us in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of, its obligations and duties under the relevant agreements or, in the case of the investment manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award or damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940). We have agreed to indemnify the investment manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the management agreement.

     These agreements provide that the investment manager and the administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under such agreements. The investment manager and the administrator further agree to pay all salaries and fees of our directors and officers who are interested persons (as such term is defined in the Investment Company Act of 1940) of such party. We will bear all of our own expenses; fees of our directors who are not interested persons (as such term is defined in the Investment Company Act of 1940) of any other party to the agreements; out-of-pocket travel expenses for all directors and officers and other expenses incurred by us in connection with directors' meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of our portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by us; expenses of registering and qualifying our shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of our shares; and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

     It is not possible to state precisely the amount of additional compensation the investment manager and the administrator will receive as a result of the offer because it is not known how many shares will be subscribed for and because the proceeds of the offer will be invested in additional portfolio securities, which will fluctuate in value. Assuming that all of the rights are exercised and the net asset value per share remains at its current level, the investment manager would receive annual fees equal to $[___] and the administrator will receive annual fees equal to $[___].

     The services of the investment manager and the administrator are not deemed to be exclusive, and nothing in these agreements will prevent either of them or their affiliates from providing similar services to other investment companies or other clients (whether or not their investment objectives and policies are similar to ours) or from engaging in other activities. See "Management of the Fund--Management and Administration Agreements" in the SAI.

                       ENFORCEABILITY OF CIVIL LIABILITIES

     Some of our directors and officers reside and maintain most of their assets outside the United States, and none of our directors and officers living outside the United States have appointed an agent for service of process in the United States. In addition, our investment manager is a Hong Kong corporation. It may not be possible, therefore, for investors to effect service of process within the United States upon these directors or officers or the investment manager or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the Federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against these directors or officers or the investment manager predicated solely upon the U.S. securities laws.

                            DISTRIBUTION ARRANGEMENTS

     UBS Securities LLC, 299 Park Avenue, New York, New York, will act as dealer manager for the offer. Under the terms and subject to the conditions contained in a dealer manager agreement to be entered into by us and UBS Securities LLC, the dealer manager will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of rights by our shareholders and participation in the over-subscription privilege by record date shareholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for financial advisory, marketing and soliciting services equal to [__]% of the subscription price per share for shares issued pursuant to the exercise of rights and the over-subscription privilege. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [____]% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to [____]% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates, or in the absence of such designation, to the dealer manager.

     In addition, we have agreed to reimburse the dealer manager up to $[___] for its reasonable expenses incurred in connection with the offer. We have agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act of 1933, as amended. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the agreement except for any act of bad faith, willful misconduct, or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the agreement.

     We have agreed not to offer or sell, or enter into any agreement to sell, any of our equity or equity-related securities or securities convertible into such securities for a period of 180 days after the date of the dealer manager agreement without the prior consent of UBS Securities LLC, as dealer manager, except for shares issued in connection with this offer and shares issued in connection with reinvestment of dividends or distributions.

             DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     We intend to distribute to shareholders, at least annually, substantially all of our net investment income and net realized capital gains, if any. Pursuant to our dividend reinvestment plan, each shareholder will be deemed to have elected (unless PFPC Inc., the plan agent, is otherwise instructed by the shareholder in writing) to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of our common stock. Shareholders who do not participate in the dividend reinvestment plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the plan agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the dividend reinvestment plan unless this service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Shareholders whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have their shares registered in their name to participate in the plan. Investors who own shares of our common stock registered in street name should contact their broker or nominee for details concerning participation in the dividend reinvestment plan.

     The plan agent serves as agent for the shareholders in administering the plan. If we declare an income dividend or a capital gain distribution payable either in our common stock or in cash, as shareholders may have elected, non-participants in the plan will receive cash and participants in the plan will receive common stock to be issued by us. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, we will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the plan agent, as agent for the participants, will buy shares of our common stock on the open market. If, before the plan agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the plan agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by us at net asset value. Additionally, if the market price exceeds the net asset value of shares before the plan agent has completed its purchases, the plan agent is permitted to cease purchasing shares and we may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the plan agent has terminated open market purchases and we have issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which we issue the remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If we should declare an income dividend or capital gains distribution payable only in cash, the plan agent will, as agent for the participants, buy shares of our common stock in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     The plan agent maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the plan.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the plan.

     There is no charge to participants for reinvesting dividends or capital gain distributions. We pay the plan agent's fees for the handling of reinvestment of dividends and distributions. There is no brokerage charge with respect to shares issued directly by us as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions. See "Taxation" in the SAI.

     Experience under the plan may indicate that changes are desirable. Accordingly, we and the plan agent reserve the right to terminate the plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the plan at least 30 days before the record date for dividends or distributions. The plan also may be amended by us or the plan agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the plan. All correspondence concerning the plan should be directed to the plan agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.

                           DESCRIPTION OF COMMON STOCK

     We are authorized to issue 100,000,000 shares of common stock, $0.001 par value per share. Our shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. Both this description and the description under "--Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws" below are subject to the provisions contained in our charter documents.

     Set forth below is information with respect to our common stock as of January 30, 2004:



                                                                                     Amount Outstanding Exclusive
                                                                                                   of
                                                           Amount Held by Us           Shares Held by Us for Our
Amount Authorized                                         for Our Own Account                  Own Account
-----------------                                       ----------------------      --------------------------------
100,000,000 shares.....................................         0 shares                  12,593,049 shares


Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws

     We presently have provisions in our charter documents that are intended to limit (i) the ability of other entities or persons to acquire control of us,
(ii) our freedom to engage in certain transactions or (iii) the ability of our directors or shareholders to amend the charter documents or effect changes in our management. These provisions of the charter documents may be regarded as "anti-takeover" provisions. Commencing with the first annual meeting of shareholders, our Board of Directors was divided into three classes. Such a system of electing directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for our shareholders to change the majority of directors. Under Maryland law and our articles of incorporation, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for our consolidation with another corporation, a merger of us with or into another corporation (except for certain mergers in which we are the successor), a statutory share exchange in which we are not the successor, a sale or transfer of all or substantially all of our assets our dissolution or any amendment to our articles of incorporation. For the full text of these provisions, we refer you to our articles of incorporation and bylaws, on file with the SEC. See "Additional Information" below.

     The provisions described above of our charter documents could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. Our Board of Directors has considered the foregoing anti-takeover provisions and concluded that they are in our best interest and the best interest of our shareholders.


                                    TAXATION

     We intend to continue to qualify, and elect to be treated, as a regulated investment company under the Code. We intend to distribute substantially all our net investment income and net capital gains each year (thereby avoiding the imposition of federal income and excise taxes on such distributed income and gain on us). Such distributions will be taxable as ordinary income and long-term capital gains, respectively, to shareholders who are subject to tax. After the end of each taxable year, we will notify shareholders of the federal income tax status of any distributions, or deemed distributions, made by us during such year. For a discussion of certain United States, Hong Kong and China income tax consequences to our shareholders, see "Taxation" in the SAI.


         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, serves as our custodian. Our Board of Directors has delegated various foreign custody responsibilities to Brown Brothers as our foreign custody manager to the extent permitted under the Investment Company Act of 1940 and the rules thereunder. Brown Brothers has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board of Directors.

     The transfer agent, dividend paying agent and registrar for our common stock is PFPC Inc. The principal business address of the transfer agent, dividend paying agent and registrar is c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027.


                                     EXPERTS

     The financial highlights for each of the two years in the period ended December 31, 2002 included in this prospectus and our audited financial statements as of December 31, 2002 (which have been incorporated by reference in this prospectus and in the SAI from our 2002 Annual Report to Shareholders) have been so included or incorporated in reliance on the report of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young is 5 Times Square, New York, New York, 10036.


                VALIDITY OF COMMON STOCK AND OTHER LEGAL MATTERS

     With respect to matters of United States law, the validity of the common stock offered by this prospectus will be passed upon for us by White & Case LLP, New York, New York. Certain legal matters will be passed upon for the dealer manager by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. White & Case and Skadden, Arps, Slate, Meagher & Flom will rely on [__________], with respect to matters of Maryland law.


                             ADDITIONAL INFORMATION

     We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, and are accordingly required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports, proxy statements and other information can be inspected and copied at the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (202) 942-8090 for further information on the operation of the public reference rooms. Our filings with the SEC are also available to the public on the SEC's website (http://www.sec.gov). Reports, proxy statements and other information concerning us can also be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

     Additional information regarding us and our shares is contained in the registration statement we filed with the SEC on Form N-2, including amendments, exhibits and schedules, relating to those shares. This prospectus and the SAI do not contain all of the information set forth in that registration statement. For further information with respect to us and the shares of our common stock offered by this prospectus, please refer to the registration statement. Statements contained in the prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. You may inspect a copy of the registration statement without charge at the SEC's principal office in Washington, D.C. You may also obtain a copy of the registration statement from the SEC upon payment of a duplicating fee.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of these and other factors, we cannot give you any assurances as to our future results or level of performance, and neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, we undertake to amend or supplement this prospectus to reflect any material changes to us after the date of this prospectus.

                                TABLE OF CONTENTS
                                     OF THE
                       STATEMENT OF ADDITIONAL INFORMATION


                                                                           Page
                                                                           ----
General Information and History............................................B-2
Investment Objective and Policies..........................................B-2
Investment Restrictions....................................................B-6
Management of the Fund.....................................................B-7
Control Persons and Principal Holders of Securities........................B-13
Investment Advisory and Other Services.....................................B-13
Net Asset Value............................................................B-16
Description of Common Stock................................................B-16
Certain Information Concerning China, Hong Kong and Taiwan.................B-18
Brokerage Allocation and Other Practices...................................B-34
Taxation...................................................................B-35
Financial Statements.......................................................F-1

     You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different. Neither delivery of this prospectus nor a sale made under it implies that our affairs remain unchanged as of the date of this document or that the information in this prospectus is correct as of any time after that date. We will, however, amend or supplement this prospectus if any material change occurs while this prospectus is required by law to be delivered. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities other than the shares offered by this prospectus, nor does it constitute an offer to sell or an offer to buy the shares by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.

                                TABLE OF CONTENTS
                                                                     Page
                                                                     ----
Prospectus Summary......................................................1
Expense Information.....................................................7
Financial Highlights....................................................8
The Offer..............................................................10
The Fund...............................................................19
Use of Proceeds........................................................19
Net Asset Value and Market Price Information...........................20
Investment Objective and Policies......................................21
Risk Factors and Special Considerations................................23
Management of the Fund.................................................30
Enforceability of Civil Liabilities....................................32
Distribution Arrangements..............................................32
Dividends and Distributions; Dividend Reinvestment Plan................32
Description of Common Stock............................................34
Taxation...............................................................34
Custodian, Transfer Agent, Dividend Paying Agent and Registrar.........35
Experts................................................................35
Validity of Common Stock and Other Legal Matters.......................35
Additional Information.................................................35
Special Note Regarding Forward-Looking Statements......................36
Table of Contents of The Statement of Additional Information...........37






                                The Greater China
                                   Fund, Inc.




                                [____] Shares of
                           Common Stock Issuable Upon
                          Exercise of [____] Rights to
                           Subscribe for Those Shares







                               --------------------
                               P R O S P E C T U S
                               --------------------






                               UBS Investment Bank







                              --------------------
                                  [____], 2004

                  SUBJECT TO COMPLETION DATED FEBRUARY 5, 2004

                          THE GREATER CHINA FUND, INC.

                                 --------------

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated [____], 2004 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) [_______]. This SAI incorporates by reference the entire Prospectus.

                                 ---------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General Information and History............................................ B-2
Investment Objective and Policies.......................................... B-2
Investment Restrictions.................................................... B-6
Management of the Fund..................................................... B-7
Control Persons and Principal Holders of Securities........................ B-13
Investment Advisory and Other Services..................................... B-13
Net Asset Value............................................................ B-16
Description of Common Stock................................................ B-16
Certain Information Concerning China, Hong Kong and Taiwan................. B-18
Brokerage Allocation and Other Practices................................... B-34
Taxation................................................................... B-35
Financial Statements....................................................... F-1

                                 ---------------

      The date of this Statement of Additional Information is [____], 2004.


     The information contained in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

                         GENERAL INFORMATION AND HISTORY

     The Greater China Fund, Inc. (the "Fund") has been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. The Fund seeks long-term capital appreciation through investment of substantially all of its assets in listed equity securities of companies which derive, or which are expected to derive, a significant proportion (at least 50%) of their revenues from goods produced or sold, investments made or services performed in The People's Republic of China ("China" or the "PRC"), referred to herein as China companies. Under normal market conditions, at least 65% of the Fund's total assets is invested in equity securities of China companies listed on stock exchanges in China and Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as Korea, Singapore or Taiwan, in unlisted equity securities of China companies and in debt securities of China companies. The Fund's principal office is located at 51 West 52nd Street, New York, New York 10019-6114 and its telephone number is (212) 882-5000.

                        INVESTMENT OBJECTIVE AND POLICIES

General

     The Fund's investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially all of its assets in listed equity securities of companies which derive, or which are expected to derive, a significant proportion (at least 50%) of their revenues from goods produced or sold, investments made or services performed in China, referred to herein as China companies. Under normal market conditions, as a fundamental policy, the Fund invests at least 65% of its total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in Korea, Singapore or Taiwan. Baring Asset Management
(Asia) Limited (the "Investment Manager" or "BAMA") anticipates that, under normal market conditions, at least 80% of the Fund's assets is invested in listed equity securities of China companies. Up to 15% of the Fund's total assets may be invested in unlisted equity securities of China companies for which there is no public trading market. The Fund may also invest to a limited degree (up to 20% of its total assets) in debt obligations of China companies, which may be lower-rated or non-rated. Although, in general, the Fund's equity investments consist primarily of common stock of China companies, the Fund may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. See "Investment Objective and Policies" in the Prospectus.

     During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in China companies and invest in certain short-term (less than twelve months to maturity) debt securities. The short-term debt securities in which the Fund may invest consist of (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency;
(2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. The Fund intends to invest only in short-term debt securities that the Investment Manager determines to be of high quality, i.e., rated in one of the two highest rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the Investment Manager or the Fund's Board of Directors to be comparable in credit quality. The Fund will also invest in the instruments described above pending investment of the net proceeds of the offering made hereby and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of the Fund's total assets. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The Fund reserves the right to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940, as it may be amended. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management, administrative, custodial and other fees with respect to assets so invested.

     The Investment Manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. The Fund invests and intends to continue to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, banking, chemicals, consumer products, construction, electronics, electricity, energy, finance, food and beverage, insurance, international trading, machinery, mining, power distribution, real estate development, retail trade, shipping, tourism and textiles. The Fund does not invest 25% or more of its total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the Investment Manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the Investment Manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China's increased economic contacts with foreign markets are identified for investment by the Fund.

     The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle. There can be no assurance that the Fund's investment objective will be achieved.

Investment in China Companies

     The Investment Manager believes that the potential for growth of the Chinese economy and its securities markets offers investment opportunities to investors seeking long-term capital appreciation who are willing to assume the risks associated with an investment in the Fund.

     For most of its history, the PRC has had a centrally planned economy controlled by the Chinese Communist Party ("CCP"). In 1978, as part of the "Four Modernizations" program, China began to implement a variety of economic reform policies designed to, among other things, reduce the role of central planning in the Chinese economy and to remove direct government control over the business activities of Chinese enterprises and companies. This process of economic reform accelerated during the 1980s and again in the 1990s after the Tiananmen Square incident. Consequently, at present the Chinese economy may no longer be described simply as a centrally planned economy as it features many characteristics of a mixed economy, including significant free market elements. Central economic planning still affects certain strategic or nationally important sectors of the Chinese economy, as well as the pricing of goods and services generally, but most of the PRC's current economic activity is planned or coordinated by local governments or guided by free market considerations.

     The other important aspect of the "Four Modernizations" program is the "open-door" policy, also introduced in 1978. This policy has sought to attract foreign capital technology and managerial expertise to assist in the economic development and modernization of China. The "open-door" policy has led to a proliferation of foreign investment enterprises in China, including Sino-foreign joint ventures and wholly foreign-owned enterprises, as well as to the establishment of special investment zones which offer investment incentives, including preferential tax treatment, to foreign businesses. The "open-door" policy and the domestic economic reform program are jointly responsible for the PRC government's authorization of the listing and offering to foreign investors of "B" shares and "H" shares in Chinese corporations.

     During the period from 1994 to 2003, the annual growth rate of China's gross domestic product ("GDP") averaged approximately 8.9%. In the past five years, China's GDP has increased at the respective rates of approximately 7.1% in 1999, approximately 8.0% in 2000, approximately 7.5% in 2001, approximately 8.0% in 2002 and approximately 9.1% in 2003.

     China's securities markets remain in the early stages of development. As of December 31, 2003, the aggregate market capitalization of equity securities listed on the Shanghai Stock Exchange and the Shenzhen Stock Exchange was approximately RMB4,247 billion (less than [ ]% of the market capitalization of the equity securities listed on the New York Stock Exchange ("NYSE") on such date). There were a total of 1,372 listings on the Shanghai Stock Exchange and the Shenzhen Stock Exchange as of December 31, 2003 which included 65 new "A" share listings on the Shanghai Stock Exchange in 2003. In addition to the potential for growth of the Chinese securities markets, the Investment Manager believes that current PRC government policies aimed at raising foreign investment capital and selling stakes in state-owned enterprises should create increased investment opportunities for the Fund by expanding the number of PRC-owned companies permitted to list on stock exchanges outside of China. For example, there are currently 64 PRC-owned companies with "H" share listings on the Hong Kong Stock Exchange and more are expected to list in the first half of 2004.

     The table sets forth the number of listed companies and the market capitalizations in U.S. dollars as of December 31, 2003 for each of the principal securities exchanges in China and Hong Kong along with similar information for comparison for the NYSE.

                                                       Number of                   Market
                                                   Listed Companies            Capitalization
Stock Exchange                                     December 31, 2003         December 31, 2003
--------------                                    -------------------       -------------------
                                                                               (US$ billions)
Shanghai Stock Exchange
Shenzhen Stock Exchange
Hong Kong Stock Exchange
New York Stock Exchange

Source: Shanghai Stock Exchange; Shenzhen Stock Exchange; The Hong Kong Stock Exchange; New York Stock Exchange.

Other Investment Practices

     Currently, the Fund does not intend to invest more than five percent of its net assets pursuant to any of the following investment practices other than lending portfolio securities.

Borrowing

     The Fund is authorized to borrow money from banks for temporary or emergency purposes, for the clearance of transactions, for the payment of Fund expenses, for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Internal Revenue Code of 1986, as amended (the "Code"), or for the purpose of repurchasing or tendering for shares of the Fund's common stock (the "Common Stock"), in an aggregate amount not exceeding 10% of its total assets (not including the amount borrowed). Borrowing creates an opportunity for the Fund to finance the limited activities described above without the requirement that portfolio securities be liquidated at a time when it might be disadvantageous to do so. Borrowings by the Fund increase exposure to capital risk and are subject to interest costs. The Fund may not borrow for the purpose of leverage. Investments will not be made when borrowings exceed 5% of the Fund's total assets.

Repurchase Agreements

     The Fund may invest in securities pursuant to repurchase agreements with parties that are approved by the Fund's Board of Directors. These parties will consist primarily of financial institutions such as U.S. or foreign banks and securities dealers. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although it may be affected by currency fluctuations. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default under a repurchase agreement, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

When-Issued Securities and Delayed Delivery Transactions

     The Fund may purchase or sell portfolio securities on a delayed delivery basis or purchase securities on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash or liquid, high grade debt securities having a market value at all times at least equal to the amount of the commitment. The Fund may make commitments to purchase securities on such basis only with the intention of actually acquiring the securities. To the extent the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

Hedging Foreign Currency Risks

     The Fund may engage in forward foreign exchange contracts between the U.S. dollar and the foreign currencies in which the Fund's assets are denominated in connection with seeking to hedge possible variations in the exchange rate between these currencies. This may be accomplished through agreements to purchase or sell such foreign currencies for U.S. dollars, or U.S. dollars for such foreign currencies, at specified future dates at prices fixed at the time of the contracts. Currency fluctuations may affect both the Fund's rate of return and the volatility of such rate.

     The Fund's dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund may not speculate in foreign currencies. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund may not commit more than 5% of its assets to position hedging contracts and does not enter into foreign currency hedging transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund does not currently intend to utilize hedging techniques to a significant extent.

Lending Portfolio Securities

     The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is UBS Securities LLC ("UBS Securities"), a wholly owned indirect subsidiary of UBS AG. UBS Securities is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest and securities lending income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities. The percentage limitations set forth below, as well as those described elsewhere in this document, apply only at the time an investment is made by the Fund, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. The Fund may not:

     1. Invest 25% or more of the total value of its assets in securities of issuers in any one industry.

     2. Make loans, except that the Fund may lend portfolio securities and except to the extent that the purchase of portfolio securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements may be deemed to be loans.

     3. Issue senior securities or borrow money, except that the Fund may borrow (i) to finance repurchases of and/or tenders for its shares or for the clearance or settlement of transactions, (ii) for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed), or (iii) for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Code. The Fund's borrowings under clauses (i) and (iii) may not in the aggregate result in there being asset coverage of less than 300% as defined in the 1940 Act, and the Fund will not make investments while any such borrowings in excess of 5% of its total assets are outstanding.

     4. Make short sales of securities or maintain a short position in any security.

     5. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

     6. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.

     7. Purchase or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may invest in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

     8. Make investments for the purpose of exercising control over, or management of, the issuers of any securities.


Portfolio Turnover

     The Fund generally does not engage in the trading of securities for the purpose of realizing short-term profits, but it adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective and policies. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. The portfolio turnover was 53%, 33% and 38% for the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, respectively.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The names of the directors and principal officers of the Fund are set forth below, together with their positions with the Fund and their principal occupations during the past five years. None of our nonresident directors and officers have authorized an agent in the United States to receive notice.

     Directors considered by the Fund and its counsel to be "interested persons" (as defined in the 1940 Act) of the Fund or of the Fund's Investment Manager:

                                                                                                    Number of
                                                   Term of                                         Portfolios in
                                               Office; Length                                      Fund Complex         Other
                               Position(s)        of Time       Principal Occupation(s) During      Overseen by      Directorships
Name (Age) and Address       Held with Fund       Served                Past Five Years              Director       Held by Director
----------------------       --------------       --------              ---------------              --------       ----------------
John A. Bult (67)*           Director          Director since   Chairman of PaineWebber
  1285 Avenue of the                           1992; term       International Inc.; Director of
    Americas, 37th Floor                       expires 2004     The Germany Fund, Inc.; The New
  New York, NY 10019                                            Germany Fund, Inc.; The Central
                                                                Europe and Russia Fund, Inc.;
                                                                The France Growth Fund, Inc.

-------------------

* Mr. Bult is deemed to be an interested person due to his affiliation with affiliates of UBS Securities, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares and the dealer manager in this rights offering and the rights offerings conducted by the Fund in 1994 and 1996.

     Directors considered by the Fund and its counsel not to be "interested persons":

                                                                                                     Number of
                                                   Term of                                         Portfolios in
                                                Office; Length                                      Fund Complex         Other
                              Position(s)         of Time       Principal Occupation(s) During      Overseen by      Directorships
 Name (Age) and Address       Held with Fund       Served                Past Five Years              Director      Held by Director
 ----------------------       --------------       --------              ---------------              --------      ----------------
Richard B. Bradley (66)       Chairman and      Director since   Director of The Aberdeen New
  22 Smith Terrace            Director          1992; term       Dawn Investment Trust Limited;
  London SW3 4DL                                expires 2005     Director of Sports Adviser,
  England                                                        Plc; previously Group Managing
                                                                 Director of Asia Equity Holdings

Edward Y. Baker (69)          Director          Director since   Chairman, SSgA Canada Advisory
  15 Artinger Court                             1992; term       Committee; Trustee, Rogers
  Toronto, Ontario                              expires 2004     Sugar Income Fund; previously
  Canada M3B 1J9                                                 President, Chief Executive
                                                                 Officer, HOOPP Investment
                                                                 Management Limited and Chief
                                                                 Investment Officer, Hospitals
                                                                 of Ontario Pension Fund

John A. Hawkins (61)          Director          Director since   Previously Executive Vice
  Bank of Bermuda                               1992; term       President--Private Clients with
    (Guernsey) Ltd.                             expires 2006     The Bank of Bermuda Ltd.;
  Arnold House                                                   Director of All Points
  St Julian's Avenue                                             Multi-Manager Plc; SR Global
  St Peter Port                                                  Fund Inc.; MW Japan Fund Ltd.;
  Guernsey GY1 3NF                                               MW Nippon Fund Ltd.
  Channel Islands

C. William Maher (43)         Director          Director since   Managing Director of Nicholas
  600 West Broadway                             2003             Applegate Capital Management
  San Diego, CA
  92101

Jonathan J.K. Taylor (60)     Director          Director         Chairman and Managing Director
  Dragon Partners Ltd.                          since, 1992;     of Dragon Partners Limited;
  Moorhead James                                term expires     Director, Schroder Japan Growth
  21 New Fetter Lane                            2006             Fund Limited; Director, Onyx
  London EC4A 1AW                                                Country Estates Limited;
  England                                                        Director, AVK Securities &
                                                                 Finance Ltd. (Russia)

Tak Lung Tsim (57)            Director          Director since   Principal, T.L. Tsim &
  Century Square                                1992; term       Associates Ltd.; Member of Li
  1 D'Aguilar Street,                           expires 2006     Po Chun United World College of
  Suite 1001, Central                                            Hong Kong; Director of
  Hong Kong                                                      Playmates Holdings Limited;
                                                                 Director of New-Alliance Asset
                                                                 Management (Asia) Ltd.;
                                                                 Director of Far Eastern
                                                                 Polychem Industries; Director
                                                                 of China Medical Sciences Ltd.

Effective July 1, 2003 and July 7, 2003 Mr. Hugh Lynch and Mr. Richard Graham, respectively, resigned as Directors of the Fund. In October 2003, C. William Maher was appointed by the Board of Directors as a Director of the Fund. As of the date hereof, no other replacements have been named.

Principal Officers

                                                       Term of
                                 Position(s)       Office; Length
                                  Held with           of Time
 Name (Age) and Address             Fund               Served                 Principal Occupation(s) During Past Five Years
 ----------------------             ----               ------                 ----------------------------------------------
Ronald G.M. Watt (57)             President        President         Director of Institutional and Mutual Fund Group of Baring Asset
  Baring Asset Management                          since 1998*       Management Limited
  155 Bishopsgate
  London EC2M 3XY
  England

Sam Lau (34)                      Vice President   Vice President    Director of Institutional Group of Baring Asset Management
  Baring Asset Management (Asia)                   since 1999*       (Asia) Limited; previously Investment Manger of Hong Kong &
  Edinburgh Tower, 19th Floor                                        China Gas Co. Ltd.
  15 Queens Road Central
  Hong Kong

Paul H. Schubert (41)             Treasurer and    Treasurer &       Executive Director and Head of the Mutual Fund Finance Depart-
  UBS Global Asset Management     Secretary        Secretary         ment of UBS Global Asset Management (US) Inc.; Treasurer for
    (US) Inc.                                      since 1999*       other investment companies for which UBS Global Asset
  51 West 52nd Street                                                Management (US) Inc. serves as investment adviser and/or
  New York, NY 10019                                                 administrator

Kevin J. Mahoney (38)             Vice President   Vice President   Director and Senior Manager of the Mutual Fund Finance Depart-
  UBS Global Asset Management                      since 2001*      ment of UBS Global Asset Management (US) Inc.; Vice President
    (US) Inc.                                                       and Assistant Treasurer for other investment companies for which
  51 West 52nd Street                                               UBS Global Asset Management (US) Inc. serves as investment
  New York, NY 10019                                                adviser and/or administrator

---------------------------

* The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.


Committees of the Board--Board Meetings

The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee.

     The Board of Directors of the Fund met three times during the fiscal year ended December 31, 2003. During such period, each Director who was a Director at the time of such meeting attended each meeting of the Board of Directors and of the committees of the Board on which they served.

Executive Committee

     The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor. The Executive Committee has the authority to act for the Board of Directors on all matters between the meetings of the Board, subject to any limitations under applicable state law. The Executive Committee did not meet during the fiscal year ended December 31, 2003.

Audit Committee

     The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Tsim and Maher, each of whom is not an interested person of the Fund or of the Investment Manager within the meaning of the 1940 Act and is "independent" under the current NYSE listing standards. The Audit Committee reviews with management and the independent auditors for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent auditors, recommends the selection of independent auditors for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices. The Audit Committee met three times during the fiscal year ended December 31, 2003.

Nominating Committee

     The Board has a Nominating Committee consisting of Messrs. Baker, Bradley and Bult. The Nominating Committee is responsible for selecting the Fund's nominees to be submitted to the shareholders for election as Directors of the Fund each year and for selecting persons to be submitted to the Board of Directors for election to fill interim vacancies on the Board. The Nominating Committee will consider nominees recommended by shareholders, provided that such recommendations are made in writing to the Secretary of the Fund and otherwise comply with the requirements for such proposals contained in our Bylaws. The Nominating Committee met once during the fiscal year ended December 31, 2003.

Director Ownership of Equity Securities in the Fund or Fund Complex

     As of December 31, 2003, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or the Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

                                                                            Aggregate Dollar Range of Equity
                                                                              Securities in All Registered
                                  Dollar Range of Equity Securities in      Investment Companies Overseen by
Name of Director                                the Fund                        Director in Fund Complex
----------------                  ------------------------------------      --------------------------------
Edward Y. Baker.............                 $10,001-50,000                          $10,001-50,000
Richard B. Bradley..........                 $10,001-50,000                          $10,001-50,000
John A. Bult................                  over $100,000                           over $100,000
John A. Hawkins.............                 $10,001-50,000                          $10,001-50,000
Jonathan J.K. Taylor........                 $10,001-50,000                          $10,001-50,000
C. William Maher............                      $0                                      $0
Tak Lung Tsim...............                 $10,001-50,000                          $10,001-50,000

Director Ownership of Securities in Investment Advisers or Principal Underwriters of the Fund or Their Affiliates

     As of December 31, 2003, directors of the Fund that are not deemed interested persons and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisers and underwriters:

                                  Name of Owners
                                       and
                                  Relationships                            Title of      Value of    Percent of
       Name of Director            to Director           Company             Class      Securities      Class
       ----------------            -----------           -------             -----      ----------      -----
Edward Y. Baker.............
Richard B. Bradley..........
John A. Hawkins.............
Jonathan J.K. Taylor........
C. William Maher............
Tak Lung Tsim...............

Compensation of Directors and Officers

     The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $10,000 plus up to $2,000 for each Board of Directors meeting attended. In addition, the Fund reimburses directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors meetings.

     The officers of the Fund receive no compensation from the Fund. The Directors of the Fund who are "interested persons" of the Fund or of the Fund's Investment Manager receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund to the Fund's non-interested Directors for the fiscal year ended December 31, 2003:

                                                      Pension or
                                                      Retirement                             Total Compensation
                                   Aggregate       Benefits Accrued     Estimated Annual     From Fund and Fund
                                  Compensation      As Part of Fund      Benefits Upon        Complex Paid to
Name of Director                   from Fund           Expenses            Retirement            Directors
                                  ------------     ----------------     ----------------     ------------------
Edward Y. Baker.............        $16,000                  __                   __               $16,000
Richard B. Bradley..........        $16,000                  __                   __               $16,000
John A. Hawkins.............        $16,000                  __                   __               $16,000
Hugh G. Lynch*..............        $ 9,000                  __                   __               $ 9,000
C. William Maher............        $ 4,500                  __                   __               $ 4,500
Jonathan J.K. Taylor........        $16,000                  __                   __               $16,000
Tak Lung Tsim...............        $16,000                  __                   __               $16,000

------------------------------
*    Resigned effective July 1, 2003.

Code of Ethics

     The Fund and its Investment Manager have each adopted a code of ethics in accordance with Rule 17j-1 of the 1940 Act. Subject to certain conditions and restrictions, each code of ethics permits directors, officers and other personnel subject to its provisions to invest in securities, including securities that may be purchased or held by the Fund.

     Each of these codes of ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. These codes of ethics are available on the EDGAR database on the SEC's website at http://www.sec.gov. Copies may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

     The Fund has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to the Investment Manager the responsibility for voting proxies, subject to the continuing oversight of the Fund's Board of Directors. The Fund's procedures provide that the Board of Directors annually review the Investment Manager's proxy voting policies and procedures and the Investment Manager's proxy votes on behalf of the Fund. The Investment Manager's proxy voting policies and procedures are summarized below.

Proxy Voting Policies and Procedures of the Investment Manager

     In voting proxies on behalf of the Fund and in keeping with its fiduciary duty to the Fund, the Investment Manager seeks to maximize the value of the Fund's shareholdings. The Investment Manager will vote proxies on all proposals, except in those instances in which portfolio managers determine that the economic return of voting proxies issued by non-U.S. corporations would be outweighed by the costs that would be incurred by the Fund's accounts. The Investment Manager employs a third-party proxy administrator, Institutional Shareholder Services ("ISS"), to review specific proxy proposals and to notify the Investment Manager of upcoming shareholder meetings. While the Investment Manager's Global Events department generally determines whether a proxy proposal concerns a routine matter or a non-routine matter, portfolio managers are ultimately responsible for making such determinations. In addition, the Investment Manager has established a Proxy Voting Committee to establish its proxy voting policies. The Proxy Voting Committee is available to portfolio managers, analysts and other investment personnel for advice on voting unusual proxy proposals. In addition, the Proxy Voting Committee must review and approve portfolio manager recommendations to cast proxy votes contrary to the Investment Manager's general policies.

     The Investment Manager maintains standing instructions at ISS to vote in favor of management proposals at annual shareholder meetings for issuers located in the United States, Canada and well-developed Pacific Basin and European countries. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Investment Manager does not maintain standing instructions for proxy votes to be cast at extraordinary or special shareholder meetings.

     The Investment Manager has a general policy of voting in favor of management proposals on the following ballot items:

     (a)  re-election of directors that have satisfied their fiduciary duties;
     (b)  amendments to employee benefit plans;
     (c)  approval of independent auditors;
     (d)  directors' and auditors' compensation;
     (e)  directors' and officers' indemnification;
     (f)  financial statements and allocation of income;
     (g)  dividend payouts;
     (h)  authorization of share repurchase programs; and
     (i)  elimination of cumulative voting.

In addition, the Investment Manager generally votes in favor of the following ballot items, which are often proposed by shareholders:

     (a) requiring auditors to attend the corporation's annual shareholders' meeting;
     (b)  establishing an annual election of the board of directors;
     (c)  establishing audit, nominating or compensation committees;
     (d) requiring shareholder approval of amendments to the bylaws and corporate articles;
     (e) requiring a shareholder vote on the creation of shareholder rights plans (i.e., "poison pill" plans) and calling for the repeal of antitakeover measures; and
     (f) requiring reasonable expansion of financial or compensation-related reporting.

     The following are considered "nonroutine" ballot measures, for which portfolio managers have responsibility for advising the Global Events department on how proxy votes should be cast:

     (a) changes to the issuer's capitalization due to the addition or elimination of classes of stock and voting rights;
     (b) changes to the issuer's capitalization due to stock splits and stock dividends;
     (c)  the elimination of preemptive rights for share issuance;
     (d) the creation of, or changes to, anti-takeover measures, including shareholder rights plans;
     (e) stock option plans and other stock-based employee compensation or incentive plans;
     (f) the addition, deletion or changes to super-majority voting requirements;
     (g)  mergers or acquisitions;
     (h)  the establishment or alteration of classified boards of directors; and
     (i)  change-in-control provisions in management compensation plans.

     Portfolio managers are responsible for identifying situations in which there may be a material conflict of interest between the Investment Manager or its affiliates and the Fund and for raising such matters with the Proxy Voting Committee before issuing voting instructions. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that a material conflict of interest exists, the Investment Manager will disclose the conflict to the Fund and obtain written consent from the Fund prior to voting unless (i) the matter is a routine, noncontroversial matter; (ii) the matter is one for which a general voting policy exists and the instructions regarding the vote will be consistent with that policy; or (iii) the instructions regarding the vote are contrary to the interest of the party giving rise to the conflict of interest.

     The Investment Manager has an obligation to notify the Fund of any material change in its proxy voting policies and procedures.

     Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, will be available after August 31, 2004, at the Fund's website at http://www.greaterchinafund.com and on the SEC's website at http://www.sec.gov.

Other

     The Articles of Incorporation and Bylaws of the Fund provide that the Fund shall indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers shall not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the Bylaws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. No insurance obtained by the Fund shall protect or purport to protect officers or directors, the investment adviser or co-advisers or any principal underwriter of the Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

     The Board of Directors is divided into three classes, having terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class expires and directors are elected to serve in that class for terms of three years. See "Description of Common Stock--Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws."

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best of the Fund's knowledge, as of January 30, 2004, the only person to have beneficial ownership of more than 5% of the outstanding Common Stock is:

           Name and Address                          Amount of                           Percentage of
         of Beneficial Owner                    Beneficial Ownership                   Outstanding Class
         -------------------                    --------------------                   -----------------
Lazard Freres & Co., LLC                           730,900 shares                            5.8%
  30 Rockefeller Plaza
  New York, New York 10020

     All the directors and officers of the Fund, as a group, own [____] shares of Common Stock, which amount represents less than 1% of the Common Stock outstanding.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Manager

     Baring Asset Management (Asia) Limited, the Fund's Investment Manager, is a Hong Kong corporation that was incorporated in 1985 to advise institutional clients with respect to investments in Asia. BAMA is a part of the Barings group of companies formerly controlled by Barings plc ("Barings"). Effective March 8, 1995, ING Groep N.V. ("ING") acquired substantially all of the business assets and liabilities of the asset management, banking and securities operations of Barings, including the outstanding stock of Baring Asset Management Holdings Limited ("BAM Holdings"), of which BAMA is an indirect wholly-owned subsidiary. The basis of the current ownership of BAMA by ING is as follows: BAMA is a wholly-owned direct subsidiary of Baring Asset Management (Asia) Holdings Limited, which in turn is a wholly-owned direct subsidiary of Baring Asset Management UK Holdings Limited. Baring Asset Management UK Holdings Limited is a wholly-owned direct subsidiary of Baring International Investment Management Limited. Baring International Investment Management Limited is a wholly-owned direct subsidiary of Baring International Investment Management Holdings Limited, a wholly-owned direct subsidiary of Baring Asset Management Limited ("BAM"), which in turn is a wholly-owned direct subsidiary of BAM Holdings.
BAM Holdings is a wholly-owned subsidiary of ING

Intermediate Holdings Limited, which in turn is a wholly-owned subsidiary of ING UK Holdings Limited. ING UK Holdings Limited is a wholly-owned subsidiary of ING Baring Holdings Nederland B.V., being a wholly-owned subsidiary of ING Bank N.V.

     BAM is a leading international investment manager and, through its subsidiaries, had approximately $35.2 billion in assets under management for pension funds, corporations, government agencies, charitable organizations, investment companies and private individuals as of December 31, 2003. BAM had approximately $3.4 billion invested in Asian securities markets (excluding Japan) as of December 31, 2003.

     Subject to the supervision of the Fund's Board of Directors and pursuant to a management agreement (the "Management Agreement"), the Investment Manager manages the Fund's investments, in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Fund pays the Investment Manager a monthly fee at the annual rate of 1.25% of the Fund's average weekly net assets. The fees payable to the Investment Manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The Investment Manager received fees equal to $1,821,337 for the year ended December 31, 2001, $1,717,336 for the year ended December 31, 2002 and $1,953,295 for the year ended December 31, 2003.

     Certain officers of the Fund are also directors or officers of the Investment Manager or affiliates of the Investment Manager as indicated under "-Directors and Officers" above. The Investment Manager's offices are located at Edinburgh Tower, 19th Floor, 15 Queen's Road Central, Hong Kong.

Administrator

     The Administrator of the Fund is UBS Global Asset Management (US) Inc., a Delaware corporation and an affiliate of UBS Securities, the Dealer Manager. The Administrator's principal offices are located at 51 West 52nd Street, New York, New York.

     Under an administration agreement with the Fund (the "Administration Agreement"), the Administrator agrees to perform or arrange for the performance of the following services for the Fund: maintenance of the books and records of the Fund required under the 1940 Act; preparation of the Fund's federal, state and local income tax returns; preparation of financial information for the Fund's proxy statements and semiannual and annual reports to shareholders; responding to inquiries from Fund shareholders; calculation of the net asset value of the Fund's shares; oversight of the performance of administrative and professional services rendered to the Fund by others, including its custodian, registrar, dividend paying agent, transfer agent, as well as accounting, auditing and other services; providing the Fund with administrative office space and preparation of the Fund's reports to the SEC. For these services, the Administrator receives a monthly fee at an annual rate of 0.22% of the Fund's average weekly net assets of up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000. The Administrator received fees equal to $322,927 for the year ended December 31, 2001, $289,824 for the year ended December 31, 2002 and $326,766 for the year ended December 31, 2003.

Management and Administration Agreements

     The Management Agreement and the Administration Agreement (the "Agreements") set forth the services to be provided by and the fees to be paid to each party, as described above. Neither the Investment Manager nor the Administrator shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of, its obligations and duties under, such Agreements or, in the case of the Investment Manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award or damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act). The Fund has agreed to indemnify the Investment Manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the Management Agreement.

     The Agreements provide that the Investment Manager and the Administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under such Agreements. The Investment Manager and the Administrator further agree to pay all salaries and fees of the Fund's directors and officers who are interested persons (as such term is defined in the 1940 Act) of such party. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as such term is defined in the 1940 Act) of any other party to the Agreements; out-of-pocket travel expenses for all directors and officers and other expenses incurred by the Fund in connection with directors' meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

     The services of the Investment Manager and the Administrator are not deemed to be exclusive, and nothing in the Agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. If other clients of the Investment Manager desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, purchases and sales will be allocated among the clients of each in a manner believed by the Investment Manager to be equitable to each client.

     The Administration Agreement will continue in effect until July 22, 2004 and the Management Agreement will continue in effect until March 13, 2004. If not sooner terminated, both Agreements will continue in effect for successive periods of 12 months thereafter, provided that such continuance is specifically approved annually by (i) the vote of a majority of the Fund's Board of Directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. Each of the Agreements may be terminated at any time by the Fund, without penalty, upon vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund on 60 days' written notice. Each of the Agreements will terminate automatically as to any party in the event of its assignment (as such term is defined in the 1940 Act) by that party. In addition, the Investment Manager may terminate the Management Agreement on 90 days' written notice, and the Administrator may terminate the Administration Agreement on 120 days' written notice.

     In reaching a decision to continue the engagement of BAMA as the Fund's Investment Manager, the Board of Directors reviewed information derived from a number of sources covering a range of issues. The Directors considered, among other things, the experience and expertise of BAMA's executive and professional personnel, the availability of such personnel to the Fund and BAMA's policies and practices relating to the assignment of personnel to the Fund. The Board of Directors also considered the management fee under the Investment Management Agreement and information on fees charged by other investment managers for comparable services. The Board of Directors noted that while the fee charged by BAMA was slightly higher than the management fee rates charged by certain other investment managers of comparable funds, the Board determined that based on the quality of the services provided by BAMA and the relative performance of the Fund compared to its benchmark indices and other funds in its peer group that the management fee rate of

BAMA was reasonable. Accordingly, the Board of Directors approved the continuation of the Investment Management Agreement as being in the best interests of the Fund and the Fund's shareholders.

                                 NET ASSET VALUE

     Net asset value per each share of the Fund's Common Stock is determined (a) at least weekly, (b) on the last business day of each month and (c) at such other times as the Fund's Board of Directors may determine in each case by dividing the value of the net assets of the Fund (the value of its total assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                           DESCRIPTION OF COMMON STOCK

     The Fund is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value per share. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this Offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description and the description under "Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

     Set forth below is information with respect to the Common Stock as of January 30, 2004:

                                                                                    Amount Outstanding Exclusive of
                                                          Amount Held by Fund        Shares Held by Fund for its
Amount Authorized                                           for its Account                  Own Account
-----------------                                       -----------------------     -------------------------------
100,000,000 shares...............................              0 shares                   12,593,049 shares


Certain Anti-Takeover Provisions of the Articles of Incorporation and Bylaws

     The Fund presently has provisions in its Articles of Incorporation and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or shareholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Commencing with the 1994 annual meeting of shareholders, the Board of Directors was divided into three classes. Currently, the term of office of one class will expire on the date of the 1996 annual meeting of shareholders, the term of office of the second class will expire on the date of the 1997 annual meeting of shareholders and the term of office of the third class will expire on the date of the 1998 annual meeting of shareholders. Upon the expiration of the term of office of each class as set forth above, the Directors in such class will be elected for a term of three years to succeed the Directors whose terms of office expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for re-election, and under SEC regulations, procedures are available for including shareholder proposals in management's annual proxy statement). Such system of electing Directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of Directors. A Director may be removed from office only for cause and only by a vote of at least 75% of the outstanding shares of the Fund entitled to vote for the election of Directors. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who are either members of the Board of Directors on the date of closing of the offering of the shares of the Fund's Common Stock or subsequently become Directors and whose election is approved by a majority of the Continuing Directors then on the Board). In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required generally to authorize any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund, or to amend the provisions of the Articles of Incorporation relating to such transactions:

     (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

     (ii) issuance of any securities of the Fund to any person or entity for cash;

     (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

     (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

     However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in (i)-(iv) above, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required to convert the Fund to an open-end investment company and to amend the Fund's Articles of Incorporation to effect any such conversion unless, in each case, such conversion or amendment has been approved by a majority of the Continuing Directors. For the full text of these provisions, reference is made to the Articles of Incorporation and Bylaws of the Fund, on file with the SEC. See "Additional Information."

     The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

                         CERTAIN INFORMATION CONCERNING
                           CHINA, HONG KONG AND TAIWAN

     The following information is based on material obtained by the Fund from various governmental and other sources which is believed to be accurate but all of which has not been independently verified by the Fund or the Investment Manager. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

China

     With a population of 1.3 billion according to the fifth national population census conducted in November 2000, the People's Republic of China is home to approximately 21% of the world's population. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately
3.7 million square miles; it shares borders with 16 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 22 provinces, five autonomous regions and four municipalities.

History and Politics

     China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In this century, China's political system has moved from its first republic (1911-1949) to a one-party communist state, after a civil war which ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the CCP established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend as described below toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government

     China is officially designated as a "people's republic", defined by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP, which as of the end of 1998 had over 60 million members. The highest ranking legislative body in the State hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level People's Congresses held every five years. The NPC, which meets once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws, and examine and approve national economic and social plans. Historically, however, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

     The CCP structure parallels the governmental structure, and often, the two systems overlap, with little distinction between government and party positions. The CCP is governed by an 198-member Central Committee, elected every five years. The Central Committee normally convenes twice a year. When not in session, the Politburo is vested with the Central Committee's power. The power of the Politburo, which currently consists of 24 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of nine members, including Hu Jin Tao, who holds the positions of President, Party General Secretary and Vice Chairman of the Central Military Committee and Wen Jiabao, the new Prime Minister.

Economy

     China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now in its Tenth Five-Year Plan (2001-2005), which establishes official economic targets through the year 2005. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation. China's economy has seen rapid growth in recent years, with yearly double digit percent increases in the growth of its gross domestic product ("GDP") from 1990 to 1995. China's growth has been sustained but at a less rapid rate since 1995. China's real GDP growth rates in 1999, 2000, 2001, 2002 and 2003 were 7.1%, 8.0%, 7.3%, 8.0% and 9.1%, respectively.
The growth in China's GDP has been attributed to the government's three-pronged approach of lowering interest rates, increasing government spending and supporting exports by reducing export taxes and granting rebates. China's Tenth Five-Year Plan (2001-2005) recognizes that the market mechanism is playing an increasing role in the distribution of resources and sets a goal of doubling GDP by 2010.

     Until recently, China's economy was dominated by State-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. With more than half of China's SOEs reporting losses, a major economic challenge for China is to reform inefficient SOEs without creating an unacceptable level of unemployment. China made great progress in the reform of SOEs in 1997. President Zemin announced plans to sell, merge, or close most SOEs at the September 1997 meeting of the National Congress of the CCP. As part of the government's plan for increased public ownership (a euphemism for privatization), 675 SOEs were declared bankrupt and closed, and an additional 1022 SOEs were merged. Losses were curbed and net industrial profits for the remaining SOEs increased by 11.9% in 1997. Overall, net industrial profits for SOEs increased by 4.9% in 1998 and 8.3% in the first quarter of 1999. The reform of SOEs has slowed since mid-1998 due to an effort to stimulate production and prevent a rapid rise in unemployment, but in July 1999 President Zemin reconfirmed his commitment to intensifying efforts to restructure China's SOEs. According to official statements, by the end of 2000, 70% of the 6,599 large and medium-sized SOEs that were in the red in 1997 had moved into the black, been restructured or merged, and SOEs on an overall basis had moved out of the red. Profits of SOEs and enterprises with the controlling share held by the state are estimated to have declined by 9.2% in 2001, while the industrial sector as a whole is expected to register a 7.4% rise in profits. The official urban unemployment rate rose to 3.6% in 2001 from 3.1% in 2000 (with higher rates reported locally), and is expected to continue to rise due to the lay-offs resulting from SOE reform. The Tenth Five-Year Plan (2001-2005) contemplates an average urban unemployment rate of 5% of the officially registered urban workforce, up from 3.5% in 2000. The official measurement is viewed as an understatement of the problem, however. China is combating the effects of unemployment with a newly established national "social public pension fund" and accelerated reform of its social security system. Additionally, a minimum-income security system has been established in more than 300 cities. The government is also promoting the creation of more jobs. Another problem facing China is the widening income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior. After decades of double digit inflation, the consumer price index rose by only 2.8% in 1997. During 1998 and 1999, the consumer price index fell by 0.8% and 1.3%, respectively. To address the deflationary conditions, the government has attempted to reduce the supply of low-priced, illegal imports and to cut oversupply and introduce price floors in selected industries. These efforts, together with rising oil prices and strengthened retail sales growth in urban areas, contributed to a modest rise of 0.4% in 2000 and 0.7% in 2001. In 2002, the consumer price index fell by 0.8%.

     The collective and private sectors have played an increasingly important role in China's economic development. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. The private sector has shown the strongest growth in recent years, with a 14.5% increase in value-added industrial output, as compared to a 7.4% increase for the collective sector and a 10.1% increase for SOEs in 2000. In 2001, the private sector showed a 10.4% increase in value-added industrial output, as compared to a 7.2% increase for the collective sector and a 8.1% increase for SOEs. In 2002, the private sector showed a 13.3% increase in value-added industrial output, as compared to an 8.6% increase for the collective sector and an 11.7% increase for SOEs. Growth in the collective and private sectors is expected to continue. Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. Foreign direct investment declined slightly in 1998 and 1999. In 2000, foreign direct investment remained at 1999 levels, but pledged foreign direct investment rose by 50.8%, to US$62.66 billion, due in large part to the prospect of China's entry into the World Trade Organization ("WTO"). During 2001, foreign direct investment rose by 14.9% year-on-year and pledged foreign direct investment rose by 10.4% year-on-year. During 2002, foreign direct investment rose by 12.5% to US$52.7 billion. Thus, China not only surpassed the US$50 billion threshold for the first time, but also overtook the U.S. to become the largest recipient of foreign investment in the world. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's low wages and large pool of comparatively cheap labor.

     Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. In early 1998 the government decided to accelerate the construction of certain infrastructure projects and formulated policies to support these priority projects, chosen to increase investment in key fixed assets. The environmental impact of the Three Gorges Dam project, which is among the largest of the projects in progress, is currently being criticized because of the issue of silt levels. This criticism comes in the wake of severe flooding that occurred during mid-1998. The severity of the flooding, which caused 4,610 deaths and an estimated US$36.4 billion in damage, was dramatically increased by the effects of silting caused by man-made activities. Environmental concerns are becoming more widespread in China and more frequently addressed, with water pollution and water shortages viewed as a serious hindrance to growth. The Tenth Five-Year Plan (2001-2005) makes the environment a priority and includes a program that will raise spending to 0.9% of GDP as a National Ecosystem Building Program is implemented. Other infrastructure projects include road-building, low-cost housing, rural power and urban facilities projects. China is planning to reform its state-run railway system by separating ownership and management. The railways are expected to be partially privatized and open to foreign investment. The government also intends to reduce its use of coal and rely more on natural gas and nuclear powers. In this regard China has embarked on the construction of a large-scale liquefied natural gas import complex and expects to have 11 nuclear power plants in operation by 2005. In mid-2000, verified geological reserves of 10.21 million tons of oil and 1.098 billion cubic meters of natural gas were found by the North China Oilfield.

     China's foreign trade grew by 12.1% in 1997, to US$325.06 billion, making China the world's tenth largest trading nation. China accrued an estimated trade surplus of approximately US$46.3 billion in 1997. Foreign trade volume remained about the same in 1998. Exports grew by 0.4% and imports fell by 1.3%, leaving a trade surplus of US$46.6 billion for 1998. In 1999, exports grew by 11.2% and imports rose by 6.1%, leaving a trade surplus of US$35.7 billion. In 2000, China's exports grew by 27.6% and China's imports grew even faster, by 35.8%, due in part to adverse terms of trade as certain commodity prices were up strongly, leaving a trade surplus of US$23.9 billion. In 2001, export growth again lagged behind import growth, but a sharper deceleration in import growth (which fell from 35.8% in 2000 to 8.2%) than in export growth (which fell from 27.8% in 2000 to 6.8%) prevented the trade surplus from shrinking much. During 2002, the value of China's trade expanded by 21.8% to US$620.8 billion; the trade surplus grew by 34.7%, from US$22.5 billion to US$30.4 billion. During 2000, SOE exports rose by 18.2% and imports by 33.4%, resulting in a surplus of US$17.5 billion. During 2001, however, SOE exports shrank by 2.8% and imports rose by 4.7%, resulting in a surplus of US$9.7 billion. During 2002, both SOE exports and SOE imports grew, by 8.5% and 10.6%, respectively, resulting in a surplus of $US8.4 billion.

     Following more than ten years of negotiation, China was formally admitted to the WTO on December 1, 2001, effective January 1, 2002. China's admission to the WTO signals the transformation of China's semi-closed economic system, an ongoing process that will require China to undertake a series of difficult economic reforms. While there have been longstanding efforts to reform China's domestic economy, China's access to the WTO adds impetus to these efforts because China has made formal commitments in connection with the WTO accession agreement.

Banking and Finance

     Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. In the summer of 1998, the PBC announced that it would set up six major regional branches while at the same time cutting the number of existing branches. The move was aimed at improving central monitoring and reducing local interference.

     As a State owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In the past, the State has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were recently ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. In March 1999, the PBC announced that 10% of Chinese banks' loans were "unrecoverable," much higher than the official figure of 2.9% that had been reported for the end of 1998. In April 2002, China's largest bank, the Industrial and Commercial Bank of China, estimated that bad loans accounted for almost 30% of all loans. Independent analysts, however, estimated an even higher figure. In May 1999, the Bank of China, one of China's four major state-owned commercial banks, announced plans to establish an asset management company to take over its bad loans. The other three major banks followed suit. The asset management companies were designed to take over, restructure, and manage the bad loans of their parents, sell assets and design debt-for-equity swaps. By the end of 2000, the four asset management companies had bought assets worth RMB1.4 trillion and 580 SOEs had agreed to swap a further RMB340 billion for equity. At the end of 2001, the asset management companies reported that RMB124.5 billion in assets had been sold, resulting in cash recoveries of RMB26.2 billion. Currently there is no deposit insurance system to protect depositors. In anticipation of China's entry into the WTO, the PBC directed the four state banks to boost capital adequacy ratios to 8% (the Bank for International Settlements standard). China's admission to the WTO has put additional pressure on the Chinese banking sector due to the fact that it will be fully open to foreign competition by the end of 2006.

     In April 2003, a new regulatory body, the China Banking Regulatory Commission ("CBRC") was established to take over the bank regulatory functions of the PBC. The regulatory reorganization is designed to tighten financial supervision and strengthen the ability of China's banks to deal with financial risk. In addition, the government is planning to allow as many as two of the four state banks to launch initial public offerings of their stock both domestically and abroad, which would likely accelerate an overhaul of the banking sector. According to the CRBC, the bad loan ratio for the four state banks fell by four percentage points during the first half of 2003 to 22.2%, and by three-and-a-half percentage points to 19.6% for all of China's banks. The CRBC also noted that these figures may be misleading, as the recent rapid expansion of credit has increased the denominator in the formula for calculating the bad loan ratio. The government's goal is to reduce the ratio to under 15% by 2005.

     China reported a budget deficit of RMB249.1 billion (US$30.2 billion), or 2.8% of GDP, for 2000. In 2001, the budget deficit fell slightly to RMB247.3 billion or 2.6% of GDP. The actual deficit may be much larger than this official amount, however, as non-performing loans to SOEs are not reflected in the official numbers. The government budget deficit grew to about 3.0% of GDP in 2002. Nevertheless, China's external payment position is believed by observers to be sound as China boasts one of the world's largest foreign exchange reserves. China's foreign exchange reserves increased by 33.3% during 1997 to US$142.8 billion, by 4.5% in 1998 to reach US$149.2 billion, by

3.2% in 1999 to reach US$157.7 billion, by 7.1% in 2000 to reach US$168.3 billion, by 25% to reach an estimated US$218.7 billion in 2001 and by 12% to reach in estimated US$291.1 billion in 2002.

     Deposits at all of China's financial institutions at the end of December 2002 increased by RMB1.3 trillion to RMB8.7 trillion, and lending was up 11.6% year-on-year. The M2 (broad money supply) grew 14.7%, 12.3%, 14.4% and 16.8% year-on-year at year-end 1999, 2000, 2001 and 2002, respectively; while the M1 (narrow money supply) increased 17.7%, 16.0%, 12.7% and 16.8% for the same periods. The M0 (cash in circulation) rose 20.1%, 8.9%, 7.1% and 10.1% during the same periods. The monetary unit of China is the Renminbi ("RMB"), and the rate of exchange has averaged 8.3 RMB per U.S. dollar between 1995 and 2002. In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE") engage in mutual adjustment of their foreign exchange surpluses and shortfalls. The RMB is not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, a FIE has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items." However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center.

     Trading of RMB and foreign currencies is conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. There has been speculation that the range will be widened as China opens its markets in compliance with WTO agreements. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the RMB against the U.S. dollar by January 1994. Since then, however, the RMB has remained relatively stable against the dollar.

     In 1998, China had over 200 (half the number in 1994) international trust and investment corporations ("ITICs"), which are sponsored by government agencies and state banks. ITICs at that time took corporate deposits and made commercial investments and historically were a hotbed of unregulated activities. Following the 1998 insolvency and subsequent closure of the Guangdong ITIC ("GITIC") because it could not make required interest and principal payments on its US$2 billion foreign debt, new rules were adopted to curb speculative securities investment practices by ITICs, to prohibit banks from providing loans or guarantees for such transactions and to strengthen PBC's regulatory authority over ITICs. Their business activities were further limited when the PBC barred them from accepting deposits, issuing bonds and borrowing from abroad. Early in 2000 the government announced plans to restructure and shut down more than 150 of China's debt-ridden 240 trust and investment companies.

Securities Markets

     China has two officially recognized securities exchanges, the Shanghai Stock Exchange opened in December 1990 and the Shenzhen Stock Exchange opened in July 1991 (the "Exchanges") which developed out of securities exchanges set up to trade State treasury bonds. Trading on the Exchanges has been very volatile since their inception, and the Exchanges continue to be very volatile and prone to wide fluctuations, although measures have been taken during the last several years to stabilize the market. In order to ensure stability and protect investor's interests the Shanghai Stock Exchange is demanding greater financial disclosure from listed companies. The exchange issued new guidelines regulating annual reports of listed companies in January 1998. Additionally, both Exchanges have issued new rules pertaining to listed companies. The rules give the Exchanges the right to suspend trading if: a company reports a loss for two consecutive years; a company's net asset value falls below par value; or if there is any unusual and potential misleading trading.

     In addition, the new Securities Law, which took effect in July 1999, has established more stringent reporting requirements for listed companies and minimum capital requirements for securities firms. Further, the State Economic and Trade Commission issued a notice recently confirming the independence of Chinese companies listed overseas from their mainland parents, which is designed to prevent subsidiaries from being used to fund mainland parents in difficulty. Also, China's Tenth Five-Year Plan (2001-2005) emphasizes regulation of the capital markets and includes proposals to establish an investigative department to target criminal activities in the securities market. In April 2001, the China Securities Regulatory Commission (the "CSRC") announced that it would institute a grading system, whereby securities intermediaries that have violated the rules will be given a lower performance evaluation, which will affect their ability to obtain necessary regulatory approvals. The CSRC also announced that it was in the process of developing a set of core principals and standards of corporate governance in line with international standards. In August 2002, the CSRC for the first time closed down a brokerage firm for undisclosed "irregularities."

     The Exchanges allow for the trading of only two types of shares: A-shares, which may only be held and traded in Renminbi by mainland Chinese investors; and B-shares, until recently, open only to foreign investors, also denominated in Renminbi, but traded in U.S. and Hong Kong dollars. In February 2001, the CSRC announced that domestic investors would be permitted to invest in the hard currency B-shares. While Chinese investors were already responsible for about 80 percent of "B" share transactions, using regulatory loopholes, the new policy is designed to boost confidence in the market and has been viewed as a precursor to unifying the "A" share and "B" share markets. As of August 2003, there were 1,267 companies listed on the Exchanges: 1,127 issuing "A" shares, 24 issuing "B" shares, 87 issuing "A" and "B" shares, and 29 issuing "A" and "H" shares. From a base of near US$0 in 1990, China's total stock market capitalization swelled to approximately RMB4 trillion (US$480 billion) by mid-2003. The total capitalization of the Shanghai and Shenzhen Stock Exchanges at year-end 2001 was US$525.6 billion, compared with US$578 billion in 2000. Turnover on the Shanghai and Shenzhen markets totaled US$462.6 billion in 2001, compared with US$738 billion in 2000. While full merger of "A" and "B" share markets is not likely in the near future, joint ventures comprised of foreign financial houses and mainland Chinese investors are allowed to purchase "A" shares, and, as noted above, Chinese investors have been given official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as H-shares, and permitted certain companies to list on other foreign exchanges, including 11 companies listed on the NYSE. As of August 2003, H-shares of 66 Chinese issuers were listed on the Hong Kong Stock Exchange, and while there are plans to add more, the Hong Kong Stock Exchange's strict listing requirements have prevented many Chinese companies, which do not follow internationally accepted accounting standards, from being listed (see "--Additional Information About Hong Kong--Securities Markets" for additional information on H-shares).

     In July 1999, the government announced an agenda whereby it will eventually relinquish control in most of the listed companies. The government currently holds 30-40% of all shares, either directly or indirectly. Plans to sell state shares were postponed in late 2001 because of fears that a sell-off would overwhelm the market and depress prices. The government still has such plans under consideration, however.

     In November 2002, the CSRC and the PBC jointly announced a Qualified Foreign Institutional Investor ("QFII") scheme allowing foreign investors to participate in the "A" share market.

     In November 2001, the CSRC announced that it was preparing regulations permitting companies listed outside China to issue Chinese depositary receipts ("CDRs"), which would be similar to American depositary receipts ("ADRs").

     The key index for the Shanghai Stock Exchange, the Composite Index of Shanghai, closed at 1366.58, 2073.48, 1645.97, 1419.12 and 1569.13 at the end of
1999, 2000, 2001, 2002 and 2003, respectively. The Shanghai Stock Exchange 30 Index, which is based on 30 representative blue chip stocks, closed at 2759.86, 2989.94, 3935.33 and 3069.17 at the end of 1998, 1999, 2000 and 2001,
respectively. During 2002, the Shanghai Stock Exchange 30 Index was replaced by the Shanghai Stock Exchange 180 Index, which closed at 2549.60 at year-end. The key index of the Shenzhen Stock Exchange, the Composite Index of Shenzhen, closed at 401.18, 635.73, 475.94, 409.95 and 393.47 at the end of 1999, 2000,
2001, 2002 and 2003, respectively.

     China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. From 1998 to 2002, China has issued RMB660 billion (US$82.5 billion) in long-term treasury bonds, an aggressive fiscal policy that has enlivened the national economy. The money raised has been used for infrastructure construction, encompassing about 6,620 projects. The government took several actions in 2002 to overhaul the fixed-income side of China's capital markets, including allowing the four state banks to undertake over-the-counter trading of Treasury bonds. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. Citing continued progress in carrying out economic reforms, recent stability of government issued debt, economic growth and manageable inflation, S&P raised the rating of government issued long-term debt to BBB+ from BBB on May 14, 1997. S&P reaffirmed the BBB+ rating on July 16, 1998, but changed the outlook from stable to negative. The outlook was revised to reflect smaller economic growth, increased unemployment resulting from the restructuring of SOEs and worsening economic conditions throughout Asia. In July 1999, S&P lowered the BBB+ rating to BBB, citing a projected slowing of economic growth. The current S&P rating for China's sovereign foreign currency long-term debt is BBB, with a positive outlook. The Moody's corresponding rating is A3, with a stable outlook (on review for possible upgrade), supported by China's favorable balance of payments position, manageable level of foreign debt and exceptionally large holdings of official foreign exchange reserves.

     China also allows commodity futures trading although the government is wary of the speculation futures markets can foster. In 1999, the government reduced the number of commodities exchanges from fourteen to three as part of its attempt to overhaul the industry and reduce risk and volatility in the markets. The number of different commodities traded was also sharply reduced, from twenty-five to twelve.

     China has a fledgling mutual fund industry. Recent statistics indicate that there are 59 open-end and closed-end funds with $12 billion under management. China's total domestic savings are estimated to be $966 billion. Currently, Chinese regulators are taking steps toward opening the fund management industry to foreign partners. At least a dozen foreign funds have signed preliminary agreements.

Hong Kong

     Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 240 square miles and a population estimated at 6.8 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics

     Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region ("SAR") of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution, which guarantees the SAR its own legislature, legal and judicial system, and full economic autonomy, while giving the central government in Beijing responsibility for defense and foreign affairs.

Government

     Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong Legislative Council (the "Legco"), had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the "Exco"), was appointed by the governor. They advised the governor concerning legislation to be debated in the Legco.

     Hong Kong is now headed by a chief executive, Tung Chee-hwa, who reports directly to Beijing. The chief executive is appointed for a five year term by the central government of China after being selected by the Election Committee, which is nominated by corporate bodies. The policy making and executive powers of the chief executive are checked by both the central government of China above and the Legco below. The fourteen member Exco advises the chief executive.

     On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council ("PLC"), which had been appointed by the Election Committee. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998 election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2000 Legco elections, 24 of 60 available seats were filled through universal suffrage, with 30 filled by the functional constituencies and 6 by a small circle of pro-Beijing elites. The composition of the Legco was unchanged, with the Democratic Party leading with 12 seats. The next Legco election is required by law to occur in 2004.

Economy

     Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. It is estimated that of about 11,819 foreign companies operating in Hong Kong, approximately 924 multinational corporations doing business in Asia have regional headquarters in Hong Kong.

     Hong Kong's growth rate did not drop below 3.9% from 1992 through 1997. Although the GDP contracted by 5.1% in 1998, it grew 3.0% in 1999 and 10.5% in 2000. GDP growth slowed in 2001 and 2002 to 0.5% and 2.3%, respectively. The consumer price index, increased 5.7% during 1997 and 2.8% during 1998, but fell 4.0% during 1999, 3.8% during 2000, 1.6% during 2001 and 3.0% in 2002.
Unemployment stood at 7.8% at the end of 2002, up from 6.2% at the end of 2001. At the end of the second quarter of 2003, unemployment stood at 8.6%.

     With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. Between 1986 and 1996, exports in goods produced in Hong Kong rose by just 17.3%, compared to 700% for re-exports. Between 1997 and 1999, growth in both exports and re-exports was relatively stagnant, but in 2000 re-exports grew by 18% and exports by 6% from 1999. Exports and re-exports both fell in 2001 by 5.9% and 4.7%, respectively. In 2002, exports fell by 14.7% and re-exports grew by 7.7%. Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Transshipments do not show up in Hong Kong's trade statistics; however, in 1996 it was estimated that transshipments were worth approximately 70% of Hong Kong's re-exports. Hong Kong boasts the world's largest container port. After several years of double-digit growth, Hong Kong's container throughput grew by only 1.4% in 1998, a record low in growth rate since 1978. Container throughput has rebounded since then, however, experiencing an 11.2% growth rate in 1999 and an 11.7% growth rate in 2000. Container throughput in 2001 was slightly lower than in 2000 due to the downturn in the world economy. Container throughput rose slightly in the first seven months of 2002. Despite the growth in container throughput in recent years, however, Hong Kong's preeminence is no longer secure as it faces growing competition from China and elsewhere in Asia. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the fourth largest in the world, behind Japan, China and Taiwan. At the end of 2002, foreign exchange reserves were estimated at US$111.9 billion.

     In contrast to Hong Kong's large seaport, its airport was considered inadequate, and after two delays, a new airport opened in July 1998. Chinese authorities pushed to keep the opening on its delayed schedule and as a result the new airport was unable to handle 80% of its cargo when it opened. The major logistical problems have since been fixed.

     On June 29, 2003, Hong Kong and mainland China signed the Close Economic Partnership Agreement ("CEPA"), which is designed to liberalize trade relations between China and Hong Kong, and is a part of a series of measures being taken by China to boost Hong Kong's economy. Among other things, the CEPA will qualify 273 classes of goods for zero import tariffs beginning in January 2004, liberalize access for Hong Kong companies providing 17 classes of commercial services on the mainland, and permit Hong Kong banks to offer products and services based on the Chinese renminbi. Also contemplated by the CEPA is greater cooperation between the Hong Kong and Shenzhen Stock Exchanges.

     Property prices in Hong Kong dropped precipitously, falling by approximately 50% between October 1997 and the end of 1998. In an effort to ward off a recession, all public land was withdrawn from the market on June 22, 1998. The moratorium, which expired on March 31, 1999, was aimed at preventing further drops in property prices which could threaten the stability of the banking system. Taxes were cut at the same time and as a result, a HK$23.3 billion deficit was recorded for the 1998-1999 fiscal year, the first significant deficit in Hong Kong's recent history. In the 1999-2000 fiscal year Hong Kong recorded a small budget deficit of HK$1.6 billion. For the 2000-2001 fiscal year a budget deficit of HK$11.4 billion was recorded and for the 2001-2002 fiscal year the budget deficit rose to HK$65.6 billion. The property market remains weak. The growing deficit is not viewed as a threat because Hong Kong has a large fiscal reserve. The concern is that deficits have become structural rather than cyclical. Pursuant to Hong Kong's Basic Law, the government is required to eliminate the structural element of the deficit. The government has, accordingly, embarked on a plan to achieve a balanced budget by the 2006-2007 fiscal year. It is unclear whether that target will be met, given recent statements of government officials. A major source of pressure on Hong Kong's fiscal condition has been the increased government spending associated with the Severe Acute Respiratory Syndrome outbreak in early 2003.

     S&P downgraded Hong Kong's local and foreign sovereign debt ratings notch on August 31, 1998 to A+/Negative/A-1, and A/Negative/A-1, respectively. On December 7, 1999, these ratings were upgraded by S&P to A+/Stable/A-1 and A/Stable/A-1, respectively; on February 8, 2001 they were further upgraded to AA-/Stable/A-1+ and A+/Stable/A-1. As of October 7, 2003, Hong Kong's local and foreign sovereign debt ratings are AA-/Negative/A-1+ and A+/Stable/A-1, respectively. Moody's, which had changed the outlook on Hong Kong's long-term foreign currency debt and bank deposits from stable to negative in February 1998, placed Hong Kong's debt rating on review for a possible downgrade on September 4, 1998. Subsequently, however, Hong Kong's debt rating was removed from review by Moody's, and was not downgraded. Moody's ratings of Hong Kong's local and foreign sovereign debt as of October 7, 2003 were Aa3/Stable and A3/positive, respectively, although in September 2003 Moody's announced that it was placing Hong Kong's foreign sovereign debt on review for possible upgrade.

Banking and Finance

     Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate and insurance, the financial sector accounted for approximately 25% of Hong Kong's GDP in each of the years 1996 through 2002. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment. Given Hong Kong's low taxes and quality infrastructure, many businesses looking to set up regional headquarters or a foothold to do business in China have set up offices in Hong Kong. Hong Kong followed a policy of "positive non-interventionism" for approximately twenty years, but in August 1998 the government broke with this policy and intervened in the stock market to defend the Hong Kong dollar ("HK$"). (See "Securities Markets")

     While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry. Hong Kong had 250 authorized banking institutions (including 147 licensed banks, 49 restricted-license banks and 54 "deposit-taking companies") at the end of 2000. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks which supervises banking standards and regulates charge and interest rates for deposits of less than one week. The HKMA does not, however, set interest rates. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK$7.80:$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75:$1.00. The HKMA converted banks' clearing account funds at the 7.75 rate but announced plans to reduce this rate to 7.8, causing a sharp increase in interest rates. Normally Hong Kong interest rates closely follow U.S. rates because of the tie between the U.S. dollar and the Hong Kong dollar. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill-equipped to deal with inflationary pressures, which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital.

Securities Markets

     Foreign investment into Hong Kong is restricted only in a few regulated sectors which are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Hong Kong Stock Exchange ("SEHK") is completely open to foreign investors with minimal regulations.

     Prior to 2002, the regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") were limited to either a verbal reprimand or an outright ban on trading with little power in between and did not include the power to levy fines. In June of 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance which would make purchasers disclose their holdings when they reach 5% of the total issued shares, rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong's securities and futures markets, which had been a patchwork of ten ordinances written over the past 25 years. The primary purpose of the legislation, known as the "Securities and Futures Ordinance 2002," which was enacted on March 13, 2002, is to create a regulatory framework that promotes market confidence, secures appropriate investor protection, reduces market malpractice and financial crime, and facilitates innovation and competition. The major features of the Ordinance include a new streamlined single licensing regime, new proportionate disciplinary sanctions to combat market misconduct, new measures to protect the interests of investors, such as personal rights of action through the civil courts for loss caused by market misconduct or false or misleading public statements concerning securities, a new and comprehensive investor compensation scheme and a tighter regime for disclosure of interests in listed companies.

     In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to 701 listed companies with a market capitalization of HK$4,727 billion as of December 31, 1999. At the end of June, 2002, the SEHK was the largest stock market in Asia, outside of Japan, with a market capitalization of HK$3.85 trillion. The Hang Seng Index, which tracks 33 blue chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day of the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index rebounded to 10,049 on December 31, 1998 after the government intervened by spending HK$118.1 billion on stock to support prices. The Hang Seng Index closed at 15,096 at the end of 2000, 11.0% lower than the 1999 closing, but 50% higher than the 1998 closing. The Hang Seng Index closed at 11,397.2 at the end of 2001 and 9,321.3 at the end of 2002. On December 31, 2003, the Hang Seng Index closed at 12,575.94. Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999 the portfolio was valued at about $27 billion, up 66% from August 1998. On October 25, 1999 the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. The offering, which was priced at $1.3 billion, was very successful and contributed to the stock market's robust performance in 1999.

     Both H-shares and Red Chips were also affected by the financial turmoil in Asia, but have shown signs of recovery. The performance of the Hang Seng China Enterprises index, comprising the H-shares listed on the SEHK, rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015, but it fell to 398 by December 31, 1998. On October 15, 2003, this index closed at 3627.29. The Hang Seng China-Affiliated Corporations Index, an index which tracks the "Red-Chip" companies, including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, rose 7.28% on June 16, 1997, the first day securities on the index were measured, to close at 2,867. This index fell from 3,469 on June 27, 1997 to 914 on December 31, 1998. On October 15, 2003, this index closed at 1352.17, 67% below its all-time high of 4,111 recorded in August 1997. The Hang Seng Index, whose constituent stocks account for 70% of the total market capitalization of the SEHK, closed at 12,056.18 on October 15, 2003, approximately 33% below its all-time high of 18,302 recorded in March 2000.

     In November 1999, the SEHK launched the Growth Enterprise Market ("GEM") a new market to provide capital to emerging companies to facilitate their development and/or expansion. Due to the increased investment risks of the GEM, it is open only to sophisticated investors. By the end of September 2003, there were 179 companies listed on the GEM with a total market capitalization of HK$67,986 million.

     While Hong Kong has not needed to issue debt to raise funds, as until recently it has not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By the end of September 2003, the HKMA had HK$119.68 billion of outstanding Exchange Fund bills and notes. An Exchange Fund debt investment is one which evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government. Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes.

     The Hong Kong Futures Exchange ("HKFE") operates both futures and options markets on the Hang Seng index, interest rate and foreign exchange products, as well as a limited number of commodities and a stock futures market. On July 30, 1999 the SEHK and the HKFE announced the successful conclusion of merger negotiations; the merger became effective on March 6, 2000 and resulted in the SEHK, the HKFE and the Hong Kong Securities Clearing Company Limited becoming wholly-owned subsidiaries of HKEx, a newly formed holding company. The SEHK also has a fairly successful stock options market.

     Since 1994 the HKMA has implemented a number of reforms to Hong Kong's payment and settlement systems. The most recent development occurred in March 2000 when the new U.S. Dollar clearing system was launched. The U.S. Dollar clearing system, which became fully operational at the end of 2000, enables a wide range of financial transactions in U.S. Dollars to be settled in Hong Kong. Given the extensive holding of U.S. Dollars in Hong Kong and the considerable trade in U.S. Dollar-denominated assets, there is sufficient existing demand for a U.S. Dollar clearing system. Furthermore, the new clearing system is expected to provide an even greater range of opportunities to further develop Hong Kong's markets and bolster Hong Kong's position as an international financial center.

Taiwan

     Taiwan, officially called the Republic of China (the "ROC"), is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 22.5 million, of which 98% are ethnic Chinese. Politically, Taiwan is subdivided into 16 counties and seven municipalities. Half of the island is covered by forests and the terrain is mountainous, especially inland.

History and Politics

     In 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan, then a province of China, and set up a provisional government which was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party ("KMT") was to assume control of mainland China rather than concentrating on Taiwan. An impetus for internal development was slow in arising. The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. Opposition parties have been allowed to participate in the political process and currently there are 84 political parties. In the legislative elections of 1995, the once-dominant KMT party failed to attain a majority of the vote although it still held a majority in the legislature, which it retained in the December 1998 election. On March 23, 1996 Taiwan elected its President by direct popular vote for the first time.

     China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of Mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China while only 31 nations recognize the government of Taiwan as the official government of China. China has recently offered to resume political talks with Taiwan and has proposed a formula for reunification called One China. According to Beijing, One China would be neither the PRC nor the ROC but a new China built together. An increasing number of Taiwanese people support political talks with China, with 70.5% of the Taiwanese investors in China supporting such talks according to a New Party survey. A trip by China's chief Cross-Strait negotiator to Taiwan toward the end of 1999 had been planned, following a 1998 trip to China by Taiwan's chief negotiator. However, the trip did not go forward given the confusion that resulted from the July 1999 remarks of Mr. Lee, then Taiwan's president, that Cross-Strait talks henceforth would be on a "state-to-state," basis, meaning that Taiwan was abandoning the One China approach in favor of asserting the Taiwan government's sovereign status. While Mr. Lee's remarks resulted in a hardening of relations, and threatened military action, subsequent events have served to mitigate China's ire toward Taiwan. These include the endorsement by the U.S. of the One China formula and the displeasure the U.S. voiced with respect to Mr. Lee's remarks. Furthermore, Taiwan's new president, Chen Shui-bian, who was elected in March 2000, has introduced a new variation of the One China formula -- "One China with differing interpretations." The future of Taiwan's political relations with China is unclear. For the foreseeable future, they are likely to remain tense. In the meantime, however, Mr. Chen's administration has signaled an intent to relax restrictions on local companies doing business in China and to otherwise seek closer economic ties with China. How much Mr. Chen can accomplish remains to be seen, however, as he received only 39% of the vote and faces opposition in the legislature. Mr. Chen's opposition in the legislature was diminished as a result of the December 2001 elections, when the Nationalist Party won only 68 of the 225 seats, thus losing its long-held dominance.

Government

     Taiwan continues in the process of moving from a mostly one party system to a representative democracy. There are three significant political parties: the KMT, the Democratic Progressive Party ("DDP") and the New Party ("NP") which favors reunification. Taiwan's national level of government consists of the Presidency, the National Assembly, and five Yuans (the Executive Yuan, the Legislative Yuan, the Judicial Yuan, the Examination Yuan and the Control Yuan). The President and the Vice President are now directly elected by the people and the offices are currently held by Chen Shui-bian and Annette Lu, who were elected in March 2000, of the DDP, respectively. The next presidential elections are scheduled to occur in March 2004. Of the five Yuans, only the 164-member Legislative Yuan, Taiwan's highest legislative body, is popularly elected. The legislative arms of the government are the National Assembly and the Legislative Yuan, both of which are under the control of the KMT. The importance of the National Assembly has decreased over the last several years. Its only function now is to amend the constitution and by 2006, its size will be reduced from 334 members to 150. In contrast, the 225-member Legislative Yuan has had its powers strengthened. In 1997 it gained the right to initiate the impeachment of the president and to hold a vote of no confidence in the government. The division of powers between the President and the Legislative Yuan is contentious. The National Assembly has amended the ROC Constitution four times in recent years which has contributed to Taiwan's progress toward democracy. First, the terms for the President and members of the National Assembly were shortened from six to four years, and the Legislative Yuan and the National Assembly switched to a system of proportional representation; a second amendment provided for direct popular elections of the President and Vice President; a third amendment transformed the Control Yuan from a parliamentary body to a semi-judicial body; and the most recent amendment streamlined the provincial government.

Economy

     Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the

                                      B-7
0
production of high-end consumer goods, particularly into the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years, as its GDP grew a reported 6.0% in 1995, 5.7% in 1996 and 6.8% in 1997. During 1998, the growth rate of Taiwan's GDP slowed to 4.6% due to a fall-off in exports, investment and government consumption caused by the Asian financial crisis, but in 1999 and 2000 the growth rate was 5.4% and 5.9%, respectively. In 2001, Taiwan's GDP contracted by 2.2%, but grew by 3.5% in 2002. Taiwan's inflation rate dropped from 3.1% in 1996, to 0.9% in 1997, the lowest in a decade. The consumer price index increased by 1.7% during 1998, 0.2% in 1999 and 1.3% in 2000. In the 2001, the consumer price index was flat and in 2002, it decreased by 0.2%.

     In 2002, manufacturing continued as Taiwan's most important sector, accounting for 25.7% of its GDP, with an emphasis on electronics and computers. The financial, insurance and real estate sectors represented 20.8% of Taiwan's GDP. While the manufacturing sector continues to be most important, it is gradually decreasing owing to the rise of the services sector. Nonetheless, manufacturing accounted for nearly all of Taiwan's exports in 2002.

     Taiwan reached a record foreign trade volume of US$236.51 billion in 1997, up 7.26% from 1996, and making Taiwan the fourteenth largest trading economy in the world. In 1998, trade volume decreased 8.9% to US$215.38 billion. Since 1998, trade volume has increased, reaching US$223.88 billion in 2000. In the past, Taiwan has consistently maintained a trade surplus, reaching a nine year high of US$17.5 billion in 1996. Due to the Asian financial crisis, the Asian demand for Taiwan's exports fell in 1997-1998. Approximately 40% to 50% of Taiwan's exports have traditionally been to other Asian countries. As a result, the trade surplus fell to US$13.9 billion for 1997, and US$10.3 billion for 1998. During 1999, 2000, 2001 and 2002, the trade surplus was US$15.0 billion, US$14.0 billion, US$20.3 billion and US$161.7 billion, respectively. Taiwan's foreign exchange reserves have remained relatively steady and totaled US$24.8 billion on December 31, 2002. Hong Kong has recently replaced the U.S. as Taiwan's number one export market, in part because Hong Kong is used as a transshipment port for goods destined for China. In 2001 the U.S. and Hong Kong were the destination of 22.5% and 22.0%, respectively, of Taiwan's exports. In 2002, the U.S. and Hong Kong were the destination of 20.5% and 23.6%, respectively, of Taiwan's exports. Taiwan's Ministry of Finance estimates that 60% of all exports to Hong Kong end up in China. Taiwan and China have come to an agreement allowing Taiwan continued access to China's markets through Hong Kong.

     Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in a large government budget deficits in recent years, averaging 4% of GDP between 1990-1998. In 1999, the deficit rose to 5.9% of GDP. While it decreased to 4.5% of GDP in 2000, it rose to 6.7% in 2001 due to recent efforts to stimulate the economy through additional public spending and deteriorating revenues, due in part to the President's promise not to raise taxes.

Economic Relations with China

     Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings in the 1990s that Taiwan was becoming over dependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. Taiwan is the second largest source of foreign investment in China. According to the Ministry of Economic Affairs, government-approved investment in mainland China totaled US$19.6 billion between 1991 and 2002, compared with direct investment in all other countries of US$30 billion over the same period. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. Private estimates put the figure at US$100 billion. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China at $US50 million. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. Restrictions on investment in China, which were based on the concern that China would use Taiwan's investment on the mainland as a lever to force political unification, have had minimal effect because the reasons for investment in China (proximity, lower costs, cultural affinity) are overwhelming. Recognizing this reality, President Chen has indicated a willingness to allow closer cross-strait economic ties. Nonetheless, it is not likely that relaxation of the current restrictions will occur rapidly. China accounted for 7.6% of Taiwan's exports in 2002, up from less than 1% in the mid-1990s.

     As the Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the government's policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues and Taiwan currently accounts for an estimated 14% of all foreign investment in China, second only to Hong Kong, which accounts for 36%.

Banking and Finance

     Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches which has allowed foreign banks to open more than one branch in Taiwan. Although Taiwan's restrictions on international capital flows are gradually being lifted, significant restrictions still limit foreign capital investments.

     Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 against the U.S. dollar and continued to drop during 1998, but this drop was minor when compared to that of other Asian currencies. The exchange rate averaged NT$28.70:US$1 during 1997, NT$33.46:US$1 during 1998, NT$32.27:US$1 during 1999, NT$31.24:US$1 during 2000, NT$33.82:US$1 during 2001, NT$34.58:US$1 during 2002 and NT$34.40:US$1 during 2003. Foreign investment increased dramatically during 1997, hitting a then record US$4.3 billion, up 73% from 1996. Although foreign investment diminished in 1998, it has rebounded, hitting a record US$7.6 billion in 2000. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kaosiung.

     In an effort to ensure adequate liquidity in the banking system, the CBC cut bank reserve ratio requirements by 25 basis points in August 1998. The requirements were cut again, by 20 to 50 basis points depending on the type of deposit, in September 1998, bringing the average reserve requirement down to 7.7%, and in the first quarter of 1999, reserve requirements were cut to an average 6.4%. These cuts have not caused any downward pressure on the New Taiwan dollar thus far. Additionally, the Ministry of Finance reduced the banking tax from 5% to 2% and eliminated several transaction taxes. The increased liquidity has helped banks to reduce their bad loan ratios, but they still remain high. The Ministry of Finance further required that all banks reduce their bad loan ratios by September 1999 or they would be forced to merge or shut down. In June 2001, a package of legislative proposals was approved by the Legislative Yuan that are intended to make the financial sector more efficient. Among other things, these measures permit the establishment of financial holding companies, ease the restrictions on the scope of insurance company activities, and establish a government-run resolution trust fund to close ailing financial institutions and remove deposit insurance restrictions with respect to these institutions. In September 2002, plans were unveiled to privatize Taiwan's largest banks by 2006, a move that could improve the state of Taiwan's financial sector.

Securities Markets

     The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the U.S., the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile. Beginning in 1989, the market rose from approximately 5,000, to just below 12,500 by February 1990 and thereafter fell to 2,500 by September 1990. Since this collapse, the market has been less erratic. The TSE Capitalization Weighted Stock Index TAIEX, the most widely quoted TSE index, posted an increase of 18% for all of 1997. The TSE opened the year at 6,820.35, the low for the year, reached a high of 10,116.84 in August of 1997, and closed for the year at 8,187.27. In 1998, the TAIEX posted a 21.6% loss from 1997, closing at 6,418.43 at the end of 1998. The loss is attributed to government efforts to boost the stock market. In 1999, the TAIEX rebounded, closing at 8,448, a gain of 31.63% from 1998. In 2000, the TAIEX closed at 4,739, a 43.91% drop from 1999. In 2001, the TAIEX closed at 5551.24, up 17.02% from 2000. In 2002, the TAIEX closed at 4,452.5, down 20%
from 2001. The TAIEX is based on 557 component stocks from the TSE's 584 listed companies, and covers all stocks except for preferred stocks, full-delivery stocks, and stocks which have been listed for less than one month. The ROC Over-the-Counter Securities Exchange, which is set up similarly to the NASDAQ system in the U.S., has grown rapidly since its inception in 1994. At the end of 2001 there were 333 companies listed on the over-the-counter market, a significant number of which are technology companies.

     While Taiwan is in the process of opening up its financial markets to foreign investors, significant restrictions still exist, including foreign investment restrictions on the TSE. Until early 2001, there were limits on total foreign investment in an exchange listed security. With the exception of certain industries (e.g., telecommunications, power generation, power distribution and mass media companies) there are no longer any limits. Other restrictions, while recently liberalized, still exist. For instance, no single CBC and Securities and Futures Commission qualified foreign institutional investor ("QFII") can acquire more than 50% of a listed security's market capitalization, which in 1999 was raised from 15%. Additionally, there is a 50% cap on aggregate ownership of shares, which in 1999 was raised from 30%. The liberalization of foreign investment restrictions sparked a sharp increase in foreign portfolio investment in the first quarter of 1999 and contributed to significant gains on the TSE. Foreign naturals are currently subject to a US$5 million each way annual inward and outward remittance quota and a per person investment cap of US$50 million, while non QFII foreign corporations are subject to a US$20 million remittance quota on an investment cap of US$50 million.

     Because of the above limitations, and in part, because of burdensome procedures that must be followed prior to investing in Taiwanese securities, foreign investment has never reached the maximum limits. The procedures that have dissuaded foreign investment include requirements that a QFII receive approvals from the CBC and Securities and Futures Commission prior to purchasing listed and OTC securities. Further procedures include the need for a QFII to obtain, on a case by case basis, government approval to purchase non-listed and non-OTC securities, and the restriction that only a pre-approved maximum amount for all of a QFII's accounts may be invested in a TSE listed security. The maximum at present is US$3 billion, effective November 13, 2001. The TSE closely monitors trading by QFIIs. If the full pre-approved amount is not remitted in and converted into NT dollars within one year of initial approval, the approval to the extent of the unremitted amount is revoked and a new application for permitted investment, not exceeding the US$3 billion limit, must be submitted. The Taiwanese government is aware that these bureaucratic restrictions are limiting foreign investment; although there is no indication of any significant near-term change, the government recently simplified the processes of notarization of documents filed by foreign investors.

     The Taiwanese bond market has been expanding rapidly in recent years, increasing from an estimated NT$41 billion of corporate debt instruments outstanding in 1995 to an estimated NT$751 billion at the end of May 2001. The government's first 20-year bond was issued during the 1998-99 fiscal year. At the end of August 2003, Taiwan had NT$2,520 billion in government bonds outstanding compared to NT$860 billion at the end of 1995. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. It is expected that foreign investors will become increasingly active in the local bond market as rating information becomes available for Taiwanese firms issuing corporate debt. This new local rating agency does not rate government-issued debt. S&P and Moody's rate Taiwanese sovereign government foreign currency, long-term debt at -AA/Stable/A-1+ and Aa3, respectively.

     Margin trading in common stocks and beneficiary certificates of companies that do not have a concentrated ownership or overly volatile activity and have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral which is marked to market everyday. All accounts must remain above the maintenance ratio and margin calls are issued for accounts which dip below the ratio.

     Taiwan's futures exchange, the Taiwan Futures Exchange ("TAIFEX"), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and launched its first product on July 21, 1998. TAIFEX, which trades financial derivatives and probably will not trade commodities futures for several years, is open to foreign investors on a restricted basis.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     In placing portfolio transactions, the Investment Manager uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available is considered in making these determinations. Currently, it is the Fund's policy that the Investment Manager may, when it believes it to be in the best interest of the Fund, pay higher commissions than might otherwise be obtainable in recognition of brokerage services felt necessary for the achievement of best available price and most favorable execution of certain securities transactions.

     In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research, market and statistical information and other services related to investment research (such as computer hardware and software or research seminars) to the Fund or the Investment Manager. To the extent brokerage commissions are negotiated, the Investment Manager may cause the Fund to pay a broker-dealer which furnishes such research along with brokerage services a higher commission than that which might be charged by another broker-dealer for effecting the same transactions without providing research; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Investment Manager to the Fund. The Fund will not pay to any affiliate of the Investment Manager a higher commission rate specifically for the purpose of obtaining research services. In addition, the Fund will not, in connection with portfolio transactions in which a broker-dealer acts as a principal, compensate such broker-dealer for providing investment research or other non-execution services. Although certain research, market and statistical information services from brokers and dealers can be useful to the Fund and the Investment Manager, the management of the Fund believes that such services are only supplemental to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. The Investment Manager may deem certain of these research services useful in the performance of its obligations, but may be unable and will not attempt to determine the amount by which such services may reduce its expenses. Not all of these services may be useful to the Fund. Certain of these services may be useful to other clients of the Investment Manager.

     Some securities considered for investment by the Fund may also be appropriate for other funds and/or clients served by the Investment Manager. If purchases or sales of securities for the Fund and one or more of these other funds or clients served by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the Investment Manager.

     The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf by the Investment Manager, certain affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

     The Fund's Board of Directors reviews periodically the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits realized by the Fund. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid commissions for the execution of its portfolio transactions amounting in the aggregate to $274,795, $273,916 and $[____], respectively.

                                    TAXATION

     The following summary addresses the principal United States Federal, Hong Kong and China income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. The Fund and its share-holders may also be subject to other Federal, state, local and foreign taxes.

     IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF UNITED STATES FEDERAL, STATE AND LOCAL AND NON-UNITED STATES TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

     The statements regarding taxation set out below are based on those laws that are in force on the date of this document and are subject to any subsequent changes therein.

United States Federal Income Taxes

     The following discussion of United States Federal income tax considerations is based upon the advice of White & Case LLP, U.S. counsel for the Fund.

General

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) diversify its holdings so that, at the end of each fiscal quarter for each taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     The U.S. Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have been issued by the Treasury Department. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock or securities.

     As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders if at least 90% of its investment company taxable income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute to its shareholders at least 90% of such income. However, the Fund will be subject to tax at a rate of 35% on any income or gains that are not distributed. Because net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income, however, the Fund will determine once a year whether to distribute any net capital gains. A determination by the Fund to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to U.S. Federal income tax at a rate of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. Federal income tax paid by the Fund against their U.S. Federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

     The Fund will be able to avoid a nondeductible 4% U.S. Federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of
(i) 98% of its ordinary income (not taking into account any capital gains or losses) for such year, (ii) 98% of its capital gain net income (the latter of which is generally computed on the basis of the twelve-month period ending on October 31 of such year), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year and upon which no U.S. Federal income tax was imposed. For this purpose, income or gain retained by the Fund that is subject to U.S. Federal income tax will be considered to have been distributed by the Fund by year-end.

     There is a possibility that Chinese exchange control regulations may restrict or limit the ability of the Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Any such restrictions or limitations could impact the Fund's ability to meet the distribution requirements described above.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Passive Foreign Investment Company Investments

     If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above even if the Fund did not receive any funds to distribute. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which in many cases may be difficult or not possible to obtain. If the Fund does not elect to treat certain passive foreign investment companies in which it owns stock as "qualified electing funds," it may, if eligible, elect to mark-to-market all the stock it owns in passive foreign investment companies (i.e., treat the stock as if it had been sold at fair market value at the end of the taxable year) and treat any gain recognized as the result of such election as ordinary income. Unrealized losses, however, generally will not be recognized. By making the mark-to-market election, the Fund could ameliorate the adverse tax consequences with respect to its ownership of shares in a passive foreign investment companies, but in any particular year may be required to recognize income in excess of the distributions it receives from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock.

Currency Fluctuations--"Section 988" Gains or Losses

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency which is not a functional currency for the Fund attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the Fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sales of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

     Some of the Fund's investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. The Fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year-end). This could cause the Fund to recognize income without having the cash to meet the distribution requirements described above.

Distributions

     Distributions of net investment income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gains, if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution is the amount of cash distributed or allocated to the shareholder. A shareholder's basis in these shares would be equal to their cost. Shareholders receiving a distribution in the form of newly issued shares, pursuant to the Dividend Reinvestment Plan, will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. Federal income tax status of distributions or deemed distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it, in effect, represents a return of such shareholder's invested capital. Investors should be careful to consider the tax implications of buying shares just prior to distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Investors purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

     A distribution from the Fund will be treated as paid during a calendar year if the Fund declares the dividend in October, November or December of that year to holders of record in such a month and pays the dividend by January 31 of the succeeding year. Such distributions will be taxable to shareholders as if received on December 31 of the earlier year, rather than in the year the Fund actually pays the dividend.

Sales of Shares

     Upon a sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Foreign Taxes

     Income received by the Fund from sources within China and Hong Kong and any other countries in which the issuers of securities purchased by the Fund are located may be subject to withholding and other taxes imposed by such countries.

     If the Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of such foreign income and withholding taxes paid by the Fund. Pursuant to this election a shareholder will be required to: (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the Fund and (ii) treat his pro rata share of such foreign taxes as having been paid by him. Each shareholder will be entitled, subject to certain limitations, to either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

     The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. Federal income tax attributable to the shareholder's foreign source taxable income. This limitation applies separately to certain specific categories of foreign source income including "passive income," which includes, among other types of income, dividends and interest.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Backup Withholding

     The Fund may be required to withhold U.S. Federal income tax at the rate of 28% on all taxable distributions, payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a foreign shareholder (i.e., a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part on whether the shareholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the shareholder.

     If the income from the Fund is not effectively connected with a United States trade or business carried on by a foreign shareholder, distributions of net investment income made to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) on the income resulting from the Fund's election to treat any foreign income and withholding taxes paid by it as paid by its shareholders, but they may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them. See "--Foreign Taxes."

     A foreign shareholder generally will not be subject to U.S. Federal income tax on gain realized upon the sale of shares of the Fund, on distributions from the Fund of net long-term capital gains, or on amounts retained by the Fund which are designated as undistributed capital gains. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. Federal income tax at a rate of 30% (or lower treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain realized upon the sale of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States. The 183-day rule set forth above only applies in exceptional cases because generally an individual present in the U.S. for 183 days or more during the taxable year will be treated as a resident for U.S. Federal income tax purposes and consequently will be subject to U.S. Federal income tax on his worldwide income at the rates applicable to U.S. citizens. In the case of a shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. Federal income tax at the rate of 28% unless IRS Form W-8 is provided. See "--Backup Withholding."

     If distributions made by the Fund or gains realized upon the sale of shares of the Fund are "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions (whether received in cash or additional shares) of net investment income, net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of the Fund, will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual and who generally is not a former U.S. citizen will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will be includible in his gross estate for U.S. Federal estate tax purposes.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

China Taxes

     The following discussion is a summary of PRC tax laws relating to the Fund and its shareholders. This discussion is based upon the laws of the PRC, and the rules and regulations implementing those laws, and is subject to any subsequent change in PRC laws and regulations that may come into effect after the date hereof.

Background

     The Fund will invest in companies classified under PRC law as foreign investment enterprises, including Sino-foreign companies limited by shares, and PRC domestic companies (collectively, "PRC Companies"). PRC Companies are subject to certain taxes in the PRC that may affect their profitability and their ability to generate dividends for the Fund. These taxes include corporate or enterprise income tax and value-added tax. In some circumstances, these PRC Companies may also be required to pay business tax and consumption tax on particular transactions.

     Foreign investment enterprises, including those organized as Sino- foreign companies limited by shares, and PRC domestic companies are generally subject to corporate income tax imposed on net profits at a 33% rate (the tax laws in the PRC applicable to foreign investment companies differ, however, from those applicable to PRC domestic companies). However, with respect to foreign investment enterprises located in any of the PRC special economic zones or foreign investment enterprises engaged in production (as opposed to those engaged in mere assembly or the provision of services) located in the economic and technological development zones of the 14 open coastal cities, this tax rate is reduced to 15%. The reduced tax rate of 15% also applies to foreign investment enterprises engaged in production that are situated in Shanghai's Pudong district as well as to confirmed high technology foreign investment enterprises located in the high and new technology industrial zones in the PRC. With respect to foreign investment enterprises engaged in production and located in certain areas of the 14 open coastal cities (but outside of the economic and technological development zones) or in the coastal open economic zones, the corporate income tax rate is 24%. In addition, foreign investment enterprises engaged in production which have a term of over ten years are entitled to a 2 year tax exemption followed by a 3 year tax reduction, beginning with the first profit-making year.

Tax Consequences to the Fund

     Foreign enterprises that do not have an establishment in the PRC, but nonetheless derive income from a PRC source are ordinarily required to pay a 20% withholding tax on such income. The Fund would qualify as a "foreign enterprise" not having an establishment in the PRC for PRC income tax purposes. However, pursuant to the Agreement between the Governments of the United States of America and the People's Republic of China for the Avoidance of Double Taxation and the

Prevention of Tax Evasion with Respect to Taxes on Income (the "Income Tax Treaty"), the maximum rate of withholding tax on dividends paid to the Fund should be 10%.

     Pursuant to the Income Tax Treaty, interest received by the Fund with respect to debt securities of PRC Companies owned by the Fund should also be subject to withholding tax at a maximum rate of 10%.

     At present, because of a ruling issued in July 1993 (the "July Ruling"), the PRC State Administration of Taxation has determined that dividends paid on "B" shares and dividends received from a PRC Company the shares of which are listed on non-PRC securities exchange, including dividends paid with respect to "H" shares, will not for the time being be subject to the 20% withholding tax if received by a foreign enterprise with no establishment in the PRC. Thus, based on the July Ruling, dividends paid to the Fund with respect to "B" shares, "H" shares and shares listed on other non-PRC securities exchanges held by the Fund will not be subject to PRC withholding tax. However, although the July Ruling is currently in force, there is no assurance that it will remain in effect for the entire period that such shares are held by the Fund, as it is intended to be a temporary provision.

     Normally, when a foreign enterprise with no establishment in the PRC derives capital gains from the sale of shares in a PRC Company, the foreign enterprise may be subject to the 20% withholding tax. As a result, the Fund as a "foreign enterprise" not having an establishment in the PRC would be liable to pay PRC withholding tax on any capital gains derived from the sale of shares. However, based on the July Ruling, the PRC State Tax Bureau has determined that capital gains from the sale of "B" shares and shares of a PRC Company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to the 20% withholding tax if received by a foreign enterprise with no establishment in the PRC. Consequently, capital gains attributable to the Fund on the sale of such shares will not at present be subject to the PRC withholding tax.

     Capital gains with respect to debt securities of PRC Companies are not covered by the July Ruling and may be subject to a 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10% via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision, which does not specify an expiration date.

     In the future, were the above provisions to be rescinded, dividends received and capital gains derived with respect to investments in securities of PRC Companies would be subject to withholding tax at a maximum rate of 20%; lower treaty rates may, however, apply.

     The purchase or sale of "B" shares listed on the Shanghai Stock Exchange is subject to a stamp tax of 0.3% and a broker's commission of 0.6% on the price at which such shares are purchased or sold, payable by each of the purchaser and seller. The broker's commission will be reduced if the transaction exceeds the value of RMB 100,000, but in no case will the broker's commission be less than 0.3%. The sale of "B" shares is also subject to a transfer fee levied at 0.1% of the par value of such shares sold, payable by each of the purchaser and seller. Accordingly, on each sale and purchase of "B" shares, the Fund will be required to pay stamp tax, a broker's commission and a transfer fee in accordance with PRC regulations.

     The purchase or sale of "B" shares listed on the Shenzhen Stock Exchange is subject to a stamp tax of 0.3% and to transaction fees of .55% on the price at which such shares are purchased or sold, payable by each of the purchaser and seller.

     The purchase or sale of "H" shares listed on a stock exchange outside of the PRC is subject to the applicable laws of the respective jurisdiction where the stock exchange is situated and no PRC stamp tax is levied on such transactions.

Tax Consequences to Fund Investors

     As all purchases and sales of shares in PRC Companies would be made by and in the name of the Fund, which would qualify as a "foreign enterprise" according to PRC law, all dividends paid on the shares and all capital gains derived from the sale of the shares will be regarded as the income of the Fund for purposes of the PRC withholding tax. As a result, dividends paid by the Fund to shareholders of the Fund residing outside of the PRC and capital gains realized by such shareholders on the sale of shares of the Fund outside of the PRC are not subject to any PRC taxes.

Hong Kong Taxes

     The following is a description of certain Hong Kong tax matters relating to the Fund and its shareholders.

     Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person in respect of investments in securities (whether listed or not) in Hong Kong. There is also no tax in Hong Kong on capital gains realized from the disposal of such securities.

     However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit through such a trade, profession or business, its profits from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is a flat rate of 16% for corporations.

     Any person who effects any sale or purchase of Hong Kong stock, whether as principal or agent, is required to execute a contract note evidencing such sale or purchase and to have the note stamped. Hong Kong stock means stock the transfer of which is required to be registered in Hong Kong. Contract notes attract stamp duty at the rate of HK$1.50 per HK$1,000 or part thereof (i.e., 0.15%) each for the sale and for the purchase by reference to the value of the consideration paid or payable, or if greater, the value of the Hong Kong stock transferred.

     Remittance of profits derived from investments in securities in Hong Kong by the Fund is not subject to any withholding tax.

     Dividends paid by the Fund to shareholders outside of Hong Kong and capital gains realized by shareholders on the sale of shares of the Fund outside of Hong Kong are not subject to any Hong Kong taxes.

Other Taxation

     Distributions also may be subject to additional state, local and other foreign taxes (including non-U.S. taxes) depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                              FINANCIAL STATEMENTS

     The audited financial statements for the year ended December 31, 2002 are included in our 2002 Annual Report, and are incorporated by reference into this SAI. These statements include the Report of Independent Auditors; Portfolio of Investments as of December 31, 2002; Statement of Assets and Liabilities as of December 31, 2002; Statement of Operations for the fiscal year ended December 31, 2002; Statements of Changes in Net Assets for the fiscal years ended December 31, 2002 and December 31, 2001; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during each of the fiscal years ended December 31, 2002, 2001, 2000, 1999 and 1998. A copy of our 2002 Annual Report was filed with the SEC on February 28, 2003 and is available on the SEC's website at http://www.sec.gov.

     The unaudited financial statements for the six months ended June 30, 2003 are included in our 2003 Semi-Annual Report and are incorporated by reference into this SAI. These statements include Portfolio of Investments as of June 30, 2003; Statement of Assets and Liabilities as of June 30, 2003; Statement of Operations for the six months ended June 30, 2003; Statements of Changes in Net Assets for the six months ended June 30, 2003 and the fiscal year ended December 31, 2002; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during the six months ended June 30, 2003 and each of the fiscal years ended December 31, 2002, 2001, 2000, 1999 and 1998. A copy of our 2003 Semi-Annual Report was filed with the SEC on September 5, 2003 and is also available on the SEC's website.

     A copy of both reports may also be obtained without charge upon written or oral request from our information agent at [_____].

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

1.        (a)  Financial Statements (included in the Statement of Additional
               Information)

               Report of Independent Auditors

               Portfolio of Investments as of December 31, 2002

               Statement of Assets and Liabilities as of December 31, 2002

               Statement of Operations for the fiscal year ended December 31,
               2002

               Statements of Changes in Net Assets for the fiscal years ended December 31, 2002 and 2001

               Notes to Financial Statements

               Financial Highlights for a share of common stock outstanding during each of the fiscal years ended December 31, 2002, 2001, 2000, 1999 and 1998

          (b) Financial Statements (included in the Statement of Additional Information)

               Portfolio of Investments as of June 30, 2003

               Statement of Assets and Liabilities as of June 30, 2003

               Statement of Operations for the six months ended June 30, 2003

               Statements of Changes in Net Assets for the six months ended June 30, 2003 and the fiscal year ended December 31, 2002

               Notes to Financial Statements

               Financial Highlights for a share of common stock outstanding during the six months ended June 30, 2003 and each of the fiscal years ended December 31, 2002, 2001, 2000, 1999 and 1998

2.             Exhibits:

(a)            Articles of Incorporation of the Registrant.(a)

(b)            By-Laws of the Registrant.(b)

(c)            Not applicable.

(d)            (1)  Specimen certificates for Common Stock.(c)

               (2)  Form of Subscription Certificate.**

               (3)  Form of Notice of Guaranteed Delivery.**

               (4)  Form of Nominee Holder Oversubscription Exercise Form.**

               (5)  Form of Beneficial Owner Certification Form**

(e)            Dividend Reinvestment Plan.(d)

(f)            Not applicable.

(g) Management Agreement between the Registrant and Baring Asset Management (Asia) Limited (formerly known as Baring International Investment (Far East) Limited). (e)

(h) (1) Form of Dealer Manager Agreement between the Registrant and UBS Securities LLC.**

(i)            Not applicable.

(j) (1) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.**

               (2) 17f-5 Delegation Schedule between the Registrant and Brown Brothers Harriman & Co.**

               (3) Administration Agreement between the Registrant and UBS Global Asset Management (US) Inc. (formerly known as Mitchell Hutchins Asset Management Inc.) (f)

(k) (1) Paying and Transfer Agency Agreement between the Registrant and PFPC Inc. (g)

               (2) Form of Subscription Agency Agreement between the Registrant and PFPC Inc.**

(l)            (1) Opinion and Consent of White & Case LLP.**

               (2) Opinion and Consent of [____].**

(m)            Not applicable.

(n)            Consent of Ernst & Young LLP, independent accountants for the
               Registrant.

(o)            Not applicable.

(p)            Not applicable.

(q)            Not applicable.

(r) (1) Code of Ethics of the Registrant adopted pursuant to Rule 17j-1 of the 1940 Act.

               (2) Code of Ethics of Baring Asset Management (Asia) Limited adopted pursuant to Rule 17j-1 of the 1940 Act.**

(s)            Power of Attorney (included on page C-7).

**      To be filed by amendment.

----------------

(a) Incorporated by reference to Item 4, Exhibit number 1 filed with the Registrant's Registration Statement on Form N-2 (No. 33-47816).

(b) Incorporated by reference to Item 4, Exhibit number 2 filed with the Registrant's Registration Statement on Form N-2 (No. 33-47816).

(c) Incorporated by reference to Item 4, Exhibit number 4 filed with the Registrant's Registration Statement on Form N-2 (No. 33-47816).

(d) Incorporated by reference to Item 4, Exhibit number 10(C) filed with the Registrant's Registration Statement on Form N-2 (No. 33-47816).

(e) Incorporated by reference to Exhibit A to the Registrant's Definitive Proxy Statement filed on May 9, 1995.

(f) Incorporated by reference to Item 4, Exhibit number 10(A) filed with the Registrant's Registration Statement on Form N-2 (No. 33-47816).

(g) Incorporated by reference to Item 4, Exhibit number 10(B) filed with the Registrant's Registration Statement on Form N-2 (No. 33-47816).

ITEM 25.  MARKETING ARRANGEMENTS.

     Not applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees.............................................         $[______]
NYSE listing fee..............................................         $[______]
Printing and Postage (including subscription
certificates).................................................         $[______]
Fees and expenses of qualifications under state
securities laws (including fees of counsel)...................         $[______]
Legal fees and expenses.......................................         $[______]
Accounting fees and expenses..................................         $[______]
National Association of Securities Dealers fees...............         $[______]
Reimbursement of Dealer Manager expenses......................         $[______]
Subscription Agent fee and expenses...........................         $[______]
Information Agent fees and expenses...........................         $[______]
Miscellaneous.................................................         $[______]
                                                                       =========
      Total...................................................         $[______]



ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.

TITLE OF CLASS                                      NUMBER OF RECORD HOLDERS AT DECEMBER 31, 2003
Common Stock, par value $0.001 per share            356

ITEM 29.  INDEMNIFICATION.

     Section 2-418 of the General Corporation Law of the State of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors, officers, employees and agents against expenses (including attorneys' fees, judgments, penalties, fines and settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith or without active and deliberate dishonesty, or they received no actual improper personal benefit in money, property or services, if, with respect to any criminal proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

     Article EIGHTH of the Registrant's Amended Articles of Incorporation provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the Maryland General Corporation Law. The Registrant's Board of Directors may make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland law.

     Article IX of the Registrant's By-Laws indemnifies current or former directors and officers of the Registrant to the full extent permissible under the Maryland General Corporation Law, and the Securities Act of 1933, as amended. Employees and agents who are not officers or directors of the Registrant may be indemnified in the same manner, and to such further extent as may be provided by action of the Board of Directors or by contract. In addition, the Registrant may purchase insurance on behalf of any current or former director, officer, employee or agent of the Registrant with respect to certain liabilities. The By-Laws provide, however, that the Registrant's directors and officers shall not be indemnified against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     The Registrant will comply with the indemnification requirements of Investment Company Act Release No. 7221 (June 9, 1972) and Investment Company Act Release No. 11330 (September 4, 1980).

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

     Reference is made to Section 7(a) of the Dealer Manager Agreement, a form of which will be filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the Dealer Manager.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

     Information as to the directors and officers of Baring Asset Management
(Asia) Limited is included in its Form ADV filed with the SEC (SEC File No. 801-56176) and is incorporated herein by reference thereto.

     Set forth below is a list of each executive officer, director and partner of the Investment Manager (other than those listed in the ADV) indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 2002 for his own account or in the capacity of director, officer, employee, partner or trustee.

                                                                             Other Substantial Business,
Name                               Position with the Investment Manager      Profession Vocation or Employment
-------------------------------    -----------------------------------       ---------------------------------
Sam Lau                            Portfolio Manager                         Director of Asian Equities of
                                                                             Baring Asset Management (Asia) Ltd.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

     Certain accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York. Records relating to the duties of the Registrant's custodian are maintained by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, and those relating to the duties of the transfer agent, dividend paying agent and registrar are maintained by PFPC Inc., 4400 Computer Drive, Massachusetts 01580.

ITEM 32.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 33.  UNDERTAKINGS.

     (1) Registrant undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (b) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

     (2)  Not applicable.

     (3)  Not applicable.

     (4)  Not applicable.

     (5)  Registrant undertakes that:

               (a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 5th day of February, 2004.

                                   THE GREATER CHINA FUND, INC.
                                   (Registrant)

                                   By:  /s/ Ronald G.M. Watt
                                      -------------------------------------
                                      Ronald G.M. Watt
                                      President (Principal Executive Officer)

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul H. Schubert, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signatures                                       Title                                   Date

      /s/ Richard B. Bradley
------------------------------------
        Richard B. Bradley              Chairman and Director                                  February 5, 2004

        /s/ Edward Y. Baker
------------------------------------
          Edward Y. Baker               Director                                               February 5, 2004

         /s/ John A. Bult
------------------------------------
           John A. Bult                 Director                                               February 5, 2004

        /s/ John A. Hawkins
------------------------------------
          John A. Hawkins               Director                                               February 5, 2004

     /s/ Jonathan J.K. Taylor
------------------------------------
       Jonathan J.K. Taylor             Director                                               February 5, 2004

         /s/ Tak Lung Tsim
------------------------------------
           Tak Lung Tsim                Director                                               February 5, 2004

       /s/ C. William Maher
------------------------------------
         C. William Maher               Director                                               February 5, 2004

      /s/ Ronald G.M. Watt
------------------------------------
         Ronald G.M. Watt               President (Principal Executive Officer)                February 5, 2004

       /s/ Paul H. Schubert
------------------------------------
         Paul H. Schubert               Treasurer and Secretary (Principal Financial and       February 5, 2004
                                        Accounting Officer)